APRIL 30, 1999 (UNAUDITED)



CHASE VISTA SELECT
BALANCED FUND

CHASE VISTA SELECT
EQUITY INCOME FUND

CHASE VISTA SELECT
LARGE CAP EQUITY
FUND

CHASE VISTA SELECT
LARGE CAP GROWTH
FUND

CHASE VISTA SELECT
NEW GROWTH
OPPORTUNITIES FUND

CHASE VISTA SELECT
SMALL CAP VALUE
FUND

CHASE VISTA SELECT
INTERNATIONAL
EQUITY FUND



Chase Vista Select
Equity Funds

SEMI-ANNUAL REPORT



[Chase Vista Logo]

SASEQ2-3-699

                                   Highlights

o Improving global economic conditions had a positive impact on world equity markets.

o U.S. equities recorded solid gains in an environment punctuated by robust economic growth and good corporate earnings.

o Large-cap stocks posted solid investment results, though small stocks showed signs of rebounding thanks to their superior growth prospectus and attractive valuations.




                                    CONTENTS

Chairman's Letter                                                              3

Chase Vista Select Balanced Fund
  Fund Commentary o Portfolio of Investments                                   4

Chase Vista Select Equity Income Fund
  Fund Commentary o Portfolio of Investments                                  17

Chase Vista Select Large Cap Equity Fund
  Fund Commentary o Portfolio of Investments                                  27

Chase Vista Select Large Cap Growth Fund
  Fund Commentary o Portfolio of Investments                                  38

Chase Vista Select New Growth Opportunities Fund
  Fund Commentary o Portfolio of Investments                                  48

Chase Vista Select Small Cap Value Fund
  Fund Commentary o Portfolio of Investments                                  58

Chase Vista Select International Equity Fund
  Fund Commentary o Portfolio of Investments                                  68

Financial Statements                                                          83

Notes to Financial Statements                                                 89

Financial Highlights                                                          96

--------------------------------------------------------------------------------
INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE
   CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN MUTUAL FUNDS
    INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

                          Chase Vista Select Funds(SM)
                               Chairman's Letter


                                                                    June 1, 1999
Dear Shareholder:

We are pleased to present this semi-annual report for the following Chase Vista U.S. Equity Funds for the six-month period ended April 30, 1999:


     o Balanced Fund                     o Equity Income Fund
     o Large Cap Equity Fund             o Large Cap Growth Fund
     o New Growth Opportunities Fund     o Small Cap Value Fund
     o International Equity Fund

Improving Economic Conditions Boost Stock Prices
World equity markets posted good performance, on balance, as the global economy rebounded. Emerging markets were among the better performs. U.S. markets rallied thanks to a robust domestic economy, a pick up in corporate earnings and relatively low inflation. Europe started the period strong, due to investor enthusiasm over the creation of the 11-country European Monetary Union. However, European stocks performed less impressively during the last half of the period on concerns of slowing growth in the region. In Japan, stocks were under pressure in late 1998, but showed signs of reversing that trend in the final months of the period on news that the government will take meaningful steps to address the country's lingering economic troubles.

The good performance by stocks was not without some difficulties along the way. In January, for example, Brazil's decision to devalue its currency caused equity markets to retreat. Additionally, a spate of stronger-than- expected U.S. economic data in February had a spillover effect on several key global markets due to fears of higher inflation. During the period, the Federal Reserve Board reduced short-term interest rates once (in November) and maintained a neutral monetary policy thereafter.

Rising Rates Impact Bond Prices
When the period began, long-term interest rates, as measured by the 30-year Treasury bond, were near all-time lows due to investor concerns of a major global economic slowdown. However, those fears subsided significantly following the Federal Reserve Board's third interest rate cut in as many months last November. In January, concerns over Brazil's financial situation caused rates to retreat and bond prices to rise. In February, however, those fears were replaced by worries of higher inflation, ignited by surprisingly strong U.S. economic data. These included a record-high consumer confidence report, a strong pickup in employment and a revised Gross Domestic Product report for the fourth quarter of 1998 that was among the best in this decade. In March, mixed economic data kept bond prices from making any significant moves in either direction. Bonds performed reasonably well in April until the final day of the month when two economic reports (the Gross Domestic Product for the first quarter and the Purchasing Manager's index) far exceeded economists' expectations.

Sincerely yours,


/s/ Fergus Reid


Fergus Reid, Chairman

                       Chase Vista Select Balanced Fund
                              as of April 30, 1999
                                  (unaudited)

Fund Facts



               Objective   Capital growth plus current income

     Primary investments   Common stocks, preferred stocks,
                           convertibles, warrants and investment
                           grade fixed-income securities

    Suggested investment
              time frame   Mid- to long-term

        Market benchmark   S&P 500 Index
                           Lehman Aggregate Bond Index

 Lipper funds category     Balanced Funds Average

          Inception date   1/1/97

        Newspaper symbol   Balanced

              Net assets   $167.4 million




Investment Style/Market Cap          Average Maturity/Quality

---------------------                -------------------
          X           Large                              High
---------------------                -------------------
                      Med.                           X   Med.
---------------------                -------------------
                      Small                              Low
---------------------                -------------------
 Value  Blend  Growth                 Short  Int.  Long

                       Chase Vista Select Balanced Fund

                              as of April 30, 1999
                                  (unaudited)

How the Fund Performed
Chase Vista Select Balanced Fund, which seeks to provide capital growth plus current income by investing in a portfolio of high-quality stocks, bonds and convertible securities, had a total return of 12.64% for the six-month period ended April 30, 1999.


How the Fund Was Managed
The Fund benefited from its exposure to high-quality, large-cap stocks, which continued to generate good investment results thanks in large part to a favorable economic environment for equities. The Federal Reserve's decision to maintain its easing monetary policy early in the period also contributed favorably to performance.

Financial and technology stocks continued to perform well for the Fund, as they have for several years. Consumer cyclicals also registered solid gains in 1999, thanks in part to investor recognition of their relatively attractive valuations and a pickup in global economic activity.

The Fund's investment in defensive stocks helped protect shareholder capital during the market's pullback in February and again at the end of April. During both those periods, interest rates rose sharply due to a spate of stronger-than-expected economic activity.

Exposure to secondary stocks proved rewarding during the first half of the period, as investors gravitated toward these securities. The Fund also benefited from its exposure to energy stocks early in 1999, as an accord reached by Mideast oil ministers to limit oil supply helped push crude prices higher.

Fixed income investments came under some pressure due to slightly higher interest rates. However, believing that interest rates will fall later in the year due to a slowdown in economic activity, Fund management used the rise in rates to increase its exposure to debt instruments.


Where the Fund May Be Headed
With inflation low and consumer confidence high, the economic backdrop for equities remains positive. In addition, corporate earnings have improved and fears of a slowdown in global economic activity have subsided significantly. Our forecast for large-cap stocks continues to be good, but our outlook for secondary stocks is even better. We believe these stocks are beginning to show the kind of momentum that could enable them to outperform their large-cap counterparts for the rest of 1999. We intend to use any meaningful downturn in secondary stocks as buying opportunities. Our focus will be on fast-growing companies with strong management and a solid business model.

                       Chase Vista Select Balanced Fund

                              as of April 30, 1999
                                  (unaudited)

How Much of the Fund Was Invested

[PLOT POINTS FOR PIE CHART]

Cash (1.02%)

Investments (98.98%)

[END PLOT POINTS]


What the Fund Invested In
Percentage of Total Portfolio Investments

[PLOT POINTS FOR PIE CHART]

Utilities (13.7%)    Asset Backed Securities (1.6%)    Basic Materials (2.1%)

Capital Goods (7.2%)    Consumer Cyclical (12.1%)    Consumer Staples (1.4%)

Energy (8.1%)    Financial (12.9%)    Health Care (4.8%)

Mortgage Backed Securities (16.7%)    Real Estate Investment Trust (1.7%)

Technology (5.5%)    Transportation (0.8%)

U.S. Government Agency Obligations (1.9%)    U.S. Treasury Securities (9.5%)

[END PLOT POINTS]



Top Ten Equity Holdings

 1. BellSouth Corp. (2.65%) Provides domestic and international wireless telecommunications services, systems and products mainly to the southeastern U.S.

 2. Dayton-Hudson Corp. (2.39%) A general merchandise retailer, specializing in large-store formats, including discount stores, moderate-priced promotional stores and traditional department stores.

 3. General Electric Co. (2.19%) A diversified manufacturing technology and services company. Operations include appliance manufacturing, capital services, and electrical distribution.

 4. Mobil Corp. (2.11%) Operates in worldwide energy industries and manufactures and markets petrochemicals, packaging films and specialty chemical products.

 5. Exxon Corp. (1.97%) Explores for and produces crude oil and natural gas, manufactures petroleum products and transports and sells crude oil.

 6. MCI WorldCom, Inc. (1.95%) Provides consumer and businesses with local, long-distance, Internet, data and international communications services.

 7. Bristol-Myers Squibb Co. (1.88%) A diversified worldwide health and personal care company that manufactures and markets pharmaceuticals, consumer medicines, beauty care products, nutritionals, and medical devices.

 8. American International Group (1.56%) Provides a variety of insurance and insurance-related services in the United States and overseas.

 9. Tyco International Ltd. (1.44%) A diversified manufacturing and service company. The Company manufactures and installs fire protection systems, and provides electronic and security services.

10. Corning Inc. (1.39%) Produces optical fiber, cable and photonic components for the telecommunications industry, as well as produces high-performance displays and components for television and other communications related industries.


Top 10 equity holdings comprised 19.53% of Fund's market value of investments. Fund holdings are subject to change at any time.

                       Chase Vista Select Balanced Fund

                              as of April 30, 1999
                                  (unaudited)

Average Annual Total Returns+
This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the securities markets, tends to be more volatile than the long-term trend.

                             1 Year            5 Years            10 Years
                       --------------     --------------     ---------------
 Select Balanced             14.06%             15.96%             12.37%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

+ The quoted performance of Chase Vista Select Balanced Fund includes performance of a predecessor account for the period dating back to 4/30/89 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

                       Chase Vista Select Balanced Fund
                              as of April 30, 1999
                                  (unaudited)

10-Year Performance
This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Select Balanced Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

[PLOT POINTS FOR LINE CHART]

Balanced Fund

              Chase Vista
                Select           S&P            Lehman            Lipper
               Balanced          500           Aggregate         Balanced
                Fund            Index          Bond Index        Fund Avg.
"1989"         10000            10000            10000            10000
"1990"         10757.4          10629.4          11052.8          10901.3
"1991"         12465.8          12270.5          12995.8          12555.8
"1992"         13919.8          13897.9          14814.7          13937
"1993"         15415.5          15425.3          16182.3          15786.7
"1994"         15310.9          16109            17044            15918.6
"1995"         17001.4          17494.3          20012.7          17084.5
"1996"         19924.7          20998            26050.6          18559.5
"1997"         22225.1          23643.1          32589.8          19874.3
"1998"         28155.8          29655.5          45968.3          22041.8
"1999"         32115.1          32324.2          55994.8          23423.1

[END PLOT POINTS]


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.
This chart illustrates comparative performance for $10,000 invested in shares of Chase Vista Select Balanced Fund, the Standard & Poor's 500 Index, the
Lehman Aggregate Bond Index and Lipper Balanced Funds Average for the ten years ended 4/30/99. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the average and the index does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.
The Standard and Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest in an index.
The Lehman Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes U.S. Treasury and agency securities and corporate bond and mortgage-backed securities. The indexes are unmanaged and reflect the reinvestment of dividends. An individual cannot invest in an index.
The Lipper Balanced Funds Average represents the average performance of a universe of 392 actively managed balanced funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.
The quoted performance of Chase Vista Select Balanced Fund includes performance of a predecessor account for the period dating back to 4/30/89 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

Chase Vista Select Balanced Fund
Portfolio of Investments April 30, 1999 (unaudited)
(Amounts in Thousands)


Shares    Issuer                                       Value
----------------------------------------------------------------
Long-Term Investments -- 98.8%
----------------------------------------------------------------
          Common Stock -- 56.0%
          -----------------------------------------
          Airlines -- 0.5%
     11   AMR Corp.*                                $    768
                                                    --------
          Automotive -- 1.0%
     18   General Motors Corp.                         1,601
                                                    --------
          Banking -- 3.4%
     21   Bank of America Corp.                        1,489
     25   Bank One Corp.                               1,502
     24   First Union Corp.                            1,329
     10   J. P. Morgan & Co., Inc.                     1,347
                                                    --------
                                                       5,667
                                                    --------
          Chemicals -- 0.4%
      5   Dow Chemical Co.                               656
                                                    --------
          Computer Software -- 0.6%
     22   Computer Associates International              939
                                                    --------
          Computers/Computer Hardware -- 1.8%
     18   EMC Corp.*                                   1,961
      5   International Business Machines
          Corp.                                        1,046
                                                    --------
                                                       3,007
                                                    --------
          Consumer Products -- 1.3%
     60   Philip Morris Companies, Inc.                2,104
                                                    --------
          Diversified -- 3.7%
     35   General Electric Co.                         3,692
     30   Tyco International LTD (Bermuda)             2,437
                                                    --------
                                                       6,129
                                                    --------
          Electronics/Electrical Equipment -- 2.3%
     41   Corning Inc.                                 2,352
     15   Texas Instruments, Inc.                      1,532
                                                    --------
                                                       3,884
                                                    --------
          Entertainment/Leisure -- 1.3%
     36   Carnival Corp., Class A                      1,485
     17   Viacom, Inc. Class B*                          695
                                                    --------
                                                       2,180
                                                    --------

                       See notes to financial statements.

Chase Vista Select Balanced Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares    Issuer                                         Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
          Financial Services -- 1.9%
     29   Associates First Capital Corp., Class A     $  1,285
     30   Freddie Mac                                    1,882
                                                      --------
                                                         3,167
                                                      --------
          Food/Beverage Products -- 0.8%
     35   PepsiCo Inc.                                   1,293
                                                      --------
          Health Care/Health Care Services -- 0.3%
     20   Tenet Healthcare Corp.*                          472
                                                      --------
          Insurance -- 2.4%
     40   Allstate Corp.                                 1,455
     23   American International Group                   2,642
                                                      --------
                                                         4,097
                                                      --------
          Manufacturing -- 0.6%
     15   Ingersoll-Rand Co.                             1,038
                                                      --------
          Metals/Mining -- 0.7%
     20   Alcoa Inc.                                     1,245
                                                      --------
          Office/Business Equipment -- 0.5%
     15   Xerox Corp.                                      881
                                                      --------
          Oil & Gas -- 8.0%
     10   Chevron Corp.                                    998
     40   Coastal Corp.                                  1,530
     40   Exxon Corp.                                    3,323
     32   Halliburton Co.                                1,364
     34   Mobil Corp.                                    3,562
     24   Royal Dutch Petroleum Co.,
          New York Registered Shares,
          (Netherlands)                                  1,409
     30   Williams Companies, Inc.                       1,418
                                                      --------
                                                        13,604
                                                      --------
          Paper/Forest Products -- 1.0%
     36   Willamette Industries, Inc.                    1,683
                                                      --------
          Pharmaceuticals -- 4.4%
     50   Bristol-Myers Squibb Co.                       3,178
     20   Johnson & Johnson Co.                          1,950
     20   Merck & Co., Inc.                              1,405
      7   Pfizer, Inc.                                     805
                                                      --------
                                                         7,338
                                                      --------

                       See notes to financial statements.

Chase Vista Select Balanced Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares     Issuer                                   Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
           Printing & Publishing -- 0.8%
      40   New York Times Co., Class A           $  1,380
                                                 --------
           Real Estate Investment Trust -- 1.8%
      23   AMB Property Corp.                         506
      58   Equity Office Properties Trust           1,591
      30   Public Storage, Inc.                       836
                                                 --------
                                                    2,933
                                                 --------
           Restaurants/Food Services -- 1.0%
      40   McDonald's Corp.                         1,695
                                                 --------
           Retailing -- 5.5%
      30   CVS Corp.                                1,429
      60   Dayton-Hudson Corp.                      4,039
      15   Federated Department Stores*               683
      40   Kroger Co.*                              2,173
      20   Sears Roebuck & Co.                        920
                                                 --------
                                                    9,244
                                                 --------
           Shipping/Transportation -- 0.4%
      18   Burlington Northern Santa Fe               659
                                                 --------
           Telecommunications -- 8.5%
      18   Ameritech Corp.                          1,232
      28   AT&T Corp.                               1,410
     100   BellSouth Corp.                          4,475
      25   GTE Corp.                                1,673
      40   MCI WorldCom, Inc.*                      3,288
      40   SBC Communications, Inc.                 2,253
                                                 --------
                                                   14,331
                                                 --------
           Utilities -- 1.1%
      75   OGE Energy Corp.                         1,777
                                                 --------
           Total Common Stock                      93,772
                                                 --------
           (Cost $41,996)
           Poison Pill Rights -- 0.0%
           -------------------------------------
           Automotive -- 0.0%
      10   Chevron Corp., Expires 11/23/08              0
                                                 --------
           Insurance -- 0.0%
      40   Allstate Corp., Expires 02/12/09             0
                                                 --------

                       See notes to financial statements.

Chase Vista Select Balanced Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares              Issuer                                    Value
-----------------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------------
                    Manufacturing -- 0.0%
            15      Ingersoll-Rand Co., Expires 12/22/08   $      0
                                                           --------
                    Total Poison Pill Rights                      0
                                                           --------
                    (Cost $0)
                    Convertible Preferred Stock -- 2.9%
                    -----------------------------------
                    Manufacturing -- 0.5%
            25      Ingersoll-Rand Co., 6.75%, 12/31/49         811
                                                           --------
                    Telecommunications -- 1.6%
            20      AirTouch Communications, 4.25%,
                    08/16/16                                  2,600
                                                           --------
                    Utilities -- 0.8%
            12      Houston Industries, Inc., 7.00%,
                    07/01/00                                  1,416
                                                           --------
                    Total Convertible Preferred Stock         4,827
                                                           --------
                    (Cost $2,131)
Principal
Amount
                    Corporate Notes & Bonds -- 8.7%
                    -------------------------------
                    Automotive -- 0.4%
     $     750      Ford Motor Credit Co., 5.75%,
                    02/23/04                                    740
                                                           --------
                    Banking -- 1.1%
           750      First Union National Bank, 5.80%,
                    12/01/08                                    716
           425      Korea Development Bank, (South
                    Korea) 7.13%, 09/17/01                      426
           700      Sovereign Bancorp, Inc., 6.63%,
                    03/15/01                                    702
                                                           --------
                                                              1,844
                                                           --------
                    Diversified -- 0.8%
                    Tyco International Group, SA
                    (Luxemburg),#
           650       5.88%, 11/01/04                            643
           800       6.88%, 01/15/29                            779
                                                           --------
                                                              1,422
                                                           --------

                       See notes to financial statements.

Chase Vista Select Balanced Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Principal
Amount     Issuer                                   Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
           Financial Services -- 2.1%
$   600    Hartford Financial Services Group,
           6.38%, 11/01/08                       $    596
           Lehman Brothers Holdings Inc.,
    500     6.40%, 08/30/00                           503
    750     6.63%, 04/01/04                           752
    800    National Rural Utilities Cooperative
           Finance Corp., 5.50%, 01/15/05             782
  1,000    US West Capital Funding Inc.
           6.50%, 11/15/18                            960
                                                 --------
                                                    3,593
                                                 --------
           Food/Beverage Products -- 0.6%
  1,000    Pepsi Bottling Group, Inc.,# 7.00%,
           03/01/29                                   996
                                                 --------
           Industrial Components -- 0.6%
  1,000    Raytheon Corp. 5.95%, 03/15/01           1,003
                                                 --------
           Printing & Publishing -- 0.4%
    640    Washington Post Co., Class B,
           5.50%, 02/15/09                            614
                                                 --------
           Retailing -- 0.9%
    500    Dayton-Hudson Corp. 6.40%,
           02/15/03                                   507
    440    Kroger Co., 6.38%, 03/01/08                435
    450    Saks, Inc., 7.38%, 02/15/19                443
                                                 --------
                                                    1,385
                                                 --------
           Telecommunications -- 1.2%
  1,000    AT&T Corp., 6.50%, 03/15/29                955
    665    Electrical Lightwave Inc., Class A,#
           6.05%, 05/15/04                            660
    480    GTE Northwest Inc., 5.55%,
           10/15/08                                   456
                                                 --------
                                                    2,071
                                                 --------

                       See notes to financial statements.

Chase Vista Select Balanced Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Principal
Amount     Issuer                                          Value
--------------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------
           Utilities -- 0.6%
$   500    Carolina Power & Light Co., 5.95%,
           03/01/09                                     $    488
    500    United Illuminating Co., 6.00%,
           12/15/03                                          490
                                                        --------
                                                             978
                                                        --------
           Total Corporate Notes & Bonds                  14,646
                                                        --------
           (Cost $14,854)
           Convertible Corporate Notes & Bonds -- 1.2%
           --------------------------------------------
           Computers/Computer Hardware -- 0.8%
    300    EMC Corp., 3.25%,# 3.25%,
           03/15/02                                        1,408
                                                        --------
           Health Care/Health Care Services -- 0.2%
    500    Assisted Living Concepts Inc., 5.63%,
           05/01/03                                          270
                                                        --------
           Manufacturing -- 0.2%
    350    Tower Automotive, Inc.,# 5.00%,
           08/01/04                                          376
                                                        --------
           Total Convertible Corporate
           Notes & Bonds                                   2,054
                                                        --------
           (Cost $1,150)
           Mortgage Backed Securities -- 16.9%
           --------------------------------------------
           Collateralized Mortgage Obligations -- 1.0%
  1,000    Structured Asset Securities Corp., Ser.
           1998-8, Class M2, FRN, 5.51%,
           08/25/28                                          980
    750    Willowbrook Finance Corp., Ser.
           1997-1, Class B,# FRN, 5.21%,
           05/15/02                                          743
                                                        --------
                                                           1,723
                                                        --------
           Commercial Mortgage Backed
           Securities -- 1.7%
  2,752    GS Mortgage Securities Corp. II, Ser.
           1998-GLII, Class A1, 6.31%,
           04/13/31                                        2,768
                                                        --------

                       See notes to financial statements.

Chase Vista Select Balanced Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Principal
Amount       Issuer                                 Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
             Residential Mortgage Backed Pass
             Through Securities -- 14.2%
             Federal National Mortgage
             Association,
$   3,724     Pool 252093, 6.50%, 11/01/28       $  3,699
    1,996     Pool 252339, 6.00%, 03/01/29          1,935
    1,500     Pool 252435, 6.00%, 04/01/14          1,486
    3,750     Pool 323614, 6.50%, 02/01/14          3,780
    5,883     Pool 323633, 7.00%, 03/01/29          5,960
    2,997     Pool 484753, 6.50%, 03/01/29          2,977
    3,750     TBA, 7.50%, 03/01/29                  3,854
                                                 --------
                                                   23,691
                                                 --------
             Total Mortgage Backed Securitites     28,182
                                                 --------
             (Cost $28,187)
             Asset Backed Securities -- 1.7%
             -----------------------------------
      500    Citibank Credit Card Master Trust,
             Ser. 1998 -- 2A, 6.05%, 01/15/10         494
      818    Mid-State Trust, Ser. 6, Class A4,
             7.79%, 07/01/35                          802
    1,500    Ocwen Mortgage Loan Asset Backed
             Certification, Ser. 1998-OFS1,
             Class M1, FRN, 5.39%, 04/25/29         1,486
                                                 --------
             Total Asset Backed Securities          2,782
                                                 --------
             (Cost $2,819)
             U.S. Treasury Securities -- 9.5%
             -----------------------------------
             U.S. Treasury Notes & Bonds,
    6,000     4.00%, 10/31/00                       5,910
    1,440     6.50%, 08/31/01                       1,483
    2,000     4.75%, 02/15/04                       1,960
    1,000     5.63%, 05/15/08                       1,015
      400     8.13%, 08/15/19                         503
    1,100     8.75%, 08/15/20                       1,473
    1,000     7.13%, 02/15/23                       1,152
    1,500     6.63%, 02/15/27                       1,650
      900     5.25%, 11/15/28                         833
                                                 --------
             Total U.S. Treasury Securities        15,979
                                                 --------
             (Cost $15,708)

                       See notes to financial statements.

Chase Vista Select Balanced Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Principal
Amount       Issuer                             Value
-----------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------
             U.S. Government Agency Obligations -- 1.9%
             ------------------------------------------
$   1,450    Federal National Mortgage
             Association, 5.75%, 02/15/08       $  1,441
             Federal Home Loan Mortgage Corp.,
      600     5.13%, 02/13/04                        587
      500     5.13%, 10/15/08                        472
      750     6.00%, 04/01/04                        750
                                                --------
             Total U.S. Government
             Agency Obligations                    3,250
             (Cost $3,281)
===========================================================
             Total Long-Term Investments         165,492
             (Cost $110,126)
===========================================================
Short-Term Investments -- 2.0%
===========================================================
             Repurchase Agreement -- 2.0%
             ----------------------------
    3,374    Greenwich Capital Markets, Inc.,
             4.93%, due 05/03/99
             (Dated 04/30/99, Proceeds $3,375,
             Secured by; FNMA, $3,490 at
             6.26%, due 02/01/09; Market
             Value $3,444)                         3,374
             (Cost $3,374)
===========================================================
             Total Investments -- 100.8%        $168,866
             (Cost $113,500)
===========================================================

* -- Non-income producing security.
# -- Security may only be sold to qualified institutional buyers.
FNMA -- Federal National Mortgage Association
FRN -- Floating Rate Note: The maturity date shown is the actual maturity date:
       the
       rate shown is the rate in effect at April 30, 1999.


                       See notes to financial statements.

                     Chase Vista Select Equity Income Fund
                              as of April 30, 1999
                                  (unaudited)

Fund Facts


               Objective   Income
     Primary investments   Income producing common stocks,
                           preferred stocks and convertible securities
    Suggested investment
              time frame   Long-term
        Market benchmark   S&P 500 Index
 Lipper funds category     Equity Income Funds Average
          Inception date   1/1/97
        Newspaper symbol   Eq Inc
              Net assets   $1,003.2 million



Investment Style/Market Cap

---------------------
   X                  Large
---------------------
                      Med.
---------------------
                      Small
---------------------
 Value  Blend  Growth

                     Chase Vista Select Equity Income Fund
                              as of April 30, 1999
                                  (unaudited)

How the Fund Performed
Chase Vista Select Equity Income Fund, which seeks to provide current income plus capital growth by investing primarily in income-producing equity securities, had a total return of 15.19% for the six-month period ended April 30, 1999.


How the Fund Was Managed
Good stock selection, a positive economic backdrop for equities and improving corporate earnings helped contribute to the Fund's investment results. Exposure to value-oriented securities, most notably real estate investment trusts (REITs), also bolstered the Fund's performance.

Early in the period, the Fund's exposure to financial stocks proved rewarding. These stocks rallied following the Federal Reserve's decision to reduce short-term interest rates in November, the third rate cut in as many months by the Fed. Increased merger and acquisition in the sector also contributed to the strong performance by financials.

REITs and utilities enjoyed good performance in the second half of the period, buoyed by increased investor interest in these securities. The Fund's energy holdings added to performance. These stocks rallied after Mideast oil ministers decided to reduce oil supply, which effectively caused crude prices to rise and energy stock prices to follow.

Other sectors that helped performance included consumer cyclicals, such as housing, retail and automotive stocks. A robust economy and strong consumer confidence enabled these stocks to post relatively good results. The Fund's cable stocks, one of the better performing groups for the period, also boosted Fund performance.

The Fund's emphasis on value stocks was especially helpful in April. The main detraction to the Fund's investment results was its exposure to interest-rate sensitive securities in February following a sharp rise in interest rates brought on by a spate of stronger-than-expected economic reports.


Where the Fund May Be Headed
With value stocks sporting relatively attractive valuations and investors showing greater interest in these securities, we are especially optimistic about their prospects for the rest of this year. The runup in REIT prices is also encouraging but not surprising. Current yields on these securities are high, and price-earnings ratios are, on balance, below the market average. With our expectation for a slowdown in the economy still very much in tact, we intend to remain focused on defensive stocks that, in our judgment, have good potential to deliver strong investment results going forward compared to the market. Our emphasis on minimizing risk in seeking the Fund's long-term goal will continue to be a paramount consideration in our strategy.

                     Chase Vista Select Equity Income Fund
                              as of April 30, 1999
                                  (unaudited)

How Much of the Fund Was Invested


[PLOT POINTS FOR PIE CHART]

Cash (1.16%)

Investments (98.84%)

[END PLOT POINTS]


What the Fund Invested In
Percentage of Total Portfolio Investments


[PLOT POINTS FOR PIE CHART]

Basic Materials (8.3%)    Capital Goods (10.9%)    Consumer Cyclical (13.1%)

Energy (8.5%)    Financial (21.9%)    Health Care (5.8%)

Real Estate Investment Trust (7.4%)    Technology (6.6%)    Utilities (17.5%)


Top Ten Equity Holdings

 1. General Dynamics Corp. (3.45%) Manufactures defense products. The Company designs and builds nuclear submarines for the United States Navy and performs overhaul, repair work and engineering services.

 2. Freddie Mac (3.08%) The Corporation supplies lenders with the money to make mortgages and packages them into marketable securities.

 3. Exxon Corp. (3.06%) Explores for and produces crude oil and natural gas, manufactures petroleum products and transports and sells crude oil.

 4. SBC Communications, Inc. (2.75%) A telecommunications company with wireless customers. The Company offers local and long-distance telephone service, wireless communications, paging and Internet access.

 5. BP Amoco PLC (2.50%) Explores for and produces oil and natural gas. Refines, markets, and supplies petroleum products and manufactures and markets chemicals.

 6. K-Mart Financing Inc. (2.48%) A statutory business trust. Exists for the sole purpose of issuing the Convertible Preferred Securities and Common Securities.

 7. Equity Residential Properties Trust (2.45%) A fully integrated, self-administered and self-managed real estate investment trust (REIT) engaged in acquiring, owning, managing, leasing and renovating office properties and parking facilities.

 8. Tyco International Ltd. (2.39%) A diversified manufacturing and service company. The Company manufactures and installs fire protection systems, and provides electronic and security services.

 9. Public Storage, Inc. (2.29%) A real-estate investment trust that invests primarily in existing mini-warehouses, self-service facilities which offer storage space for personal and business use.

10. Alcoa Inc. (2.14%) The Company produces aluminum and alumina and is involved in mining, refining, smelting, fabricating and recycling.

Top 10 equity holdings comprised 26.59% of Fund's market value of investments. Fund holdings are subject to change at any time.

                     Chase Vista Select Equity Income Fund
                              as of April 30, 1999
                                  (unaudited)

Average Annual Total Returns+
This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                 1 Year            5 Years            10 Years
                            -------------     --------------     ---------------
 Select Equity Income            9.05%             19.92%             15.03%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

+ The quoted performance of Chase Vista Select Equity Income Fund includes performance of a predecessor account for the period dating back to 4/30/89 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

                     Chase Vista Select Equity Income Fund
                              as of April 30, 1999
                                  (unaudited)

10-Year Performance
This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Select Equity Income Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

[PLOT POINTS FOR LINE CHART]

Equity Income

            Chase
         Vista Select                   Lipper
           Equity        S&P 500        Growth
         Income Fund      Index        Funds Avg.
"1989"     10000          10000          10000
"1990"     10108.3        11052.8        10465.6
"1991"     11848.2        12995.8        11627
"1992"     13537.7        14814.7        13460.1
"1993"     15722          16182.3        15233.7
"1994"     16355.2        17044          16075.5
"1995"     18152.2        20012.7        17809.5
"1996"     23165.1        26050.6        22267.6
"1997"     28168.8        32589.8        26121
"1998"     37211.6        45968.3        35095.8
"1999"     40579.5        55994.8        37694.3

[END PLOT POINTS]


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.
This chart illustrates comparative performance for $10,000 invested in shares of Chase Vista Select Equity Income Fund, Standard & Poor's 500 Index and the Lipper Equity Income Funds Average for the ten years ended 4/30/99. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the average and the index does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.
The Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index. The Lipper Equity Income Funds Average represents the average performance of a universe of 210 actively managed equity income mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The quoted performance of Chase Vista Select Equity Income Fund includes performance of a predecessor account for the period dating back to 4/30/89 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

Chase Vista Select Equity Income Fund
Portfolio of Investments April 30, 1999 (unaudited)
(Amounts in Thousands)


Shares     Issuer                                 Value
--------------------------------------------------------------
Long-Term Investments -- 94.1%
--------------------------------------------------------------
           Common Stock -- 87.2%
           ---------------------
           Aerospace -- 6.6%
     200   Allied-Signal, Inc.                  $   11,750
     150   Boeing Co.                                6,094
     500   General Dynamics Corp.                   35,125
     190   Sundstrand Corp.                         13,597
                                                ----------
                                                    66,566
                                                ----------
           Automotive -- 3.0%
      94   DaimlerChrysler AG (Germany)*             9,183
     320   Ford Motor Co.                           20,460
                                                ----------
                                                    29,643
                                                ----------
           Banking -- 6.3%
     200   Bank of America Corp.                    14,400
     200   Bank of New York Company, Inc.            8,000
     360   Bank One Corp.                           21,240
     168   Cullen/Frost Bankers, Inc.                9,061
     165   Zions Bancorporation                     11,003
                                                ----------
                                                    63,704
                                                ----------
           Chemicals -- 3.2%
     150   Dow Chemical Co.                         19,678
     160   E. I. Du Pont de Nemours and Co.         11,300
      48   Millennium Chemicals Inc.                 1,296
                                                ----------
                                                    32,274
                                                ----------
           Computer Software -- 2.6%
     509   American Management Systems, Inc.*       17,504
     199   Computer Associates International         8,484
                                                ----------
                                                    25,988
                                                ----------
           Computers/Computer Hardware -- 1.3%
      60   International Business Machines
           Corp.                                    12,551
                                                ----------
           Consumer Products -- 2.4%
     340   Fortune Brands, Inc.                     13,430
     300   Philip Morris Companies, Inc.            10,519
                                                ----------
                                                    23,949
                                                ----------
           Diversified -- 2.4%
     300   Tyco International LTD (Bermuda)         24,375
                                                ----------


                       See notes to financial statements.

Chase Vista Select Equity Income Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares     Issuer                                        Value
--------------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------
           Electronics/Electrical Equipment -- 2.4%
     130   Altera Corp.                                $   9,392
      70   ASM Lithography Holding NV
           (Netherlands)*                                  2,730
     100   Micron Technology, Inc.                         3,713
      85   Texas Instruments, Inc.                         8,681
                                                       ---------
                                                          24,516
                                                       ---------
           Financial Services -- 8.4%
     280   Ambac Financial Group, Inc.                    16,905
      50   American Express Co.                            6,534
     235   Associates First Capital Corp., Class A        10,406
     500   Freddie Mac                                    31,375
     150   Household International, Inc.                   7,547
     200   Lehman Brothers Holding, Inc.                  11,112
                                                       ---------
                                                          83,879
                                                       ---------
           Food/Beverage Products -- 0.7%
     150   Diageo PLC, ADR (United Kingdom)                6,919
                                                       ---------
           Health Care/Health Care Services -- 1.6%
      60   Cigna Corp.                                     5,231
     450   Columbia/HCA Healthcare Corp.                  11,109
                                                       ---------
                                                          16,340
                                                       ---------
           Machinery & Engineering Equipment -- 2.0%
     700   McDermott International, Inc.                  20,300
                                                       ---------
           Metals/Mining -- 2.9%
     350   Alcoa Inc.                                     21,788
     100   RIO Tinto PLC (United Kingdom)                  6,813
                                                       ---------
                                                          28,601
                                                       ---------
           Oil & Gas -- 8.6%
     400   Baker Hughes Inc.                              11,950
     225   BP Amoco PLC, ADR (United
           Kingdom)                                       25,475
     375   Exxon Corp.                                    31,148
     300   Royal Dutch Petroleum Co., New
           York Registered Shares
                   (Netherlands)                          17,606
                                                       ---------
                                                          86,179
                                                       ---------

                       See notes to financial statements.

Chase Vista Select Equity Income Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares     Issuer                                  Value
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
           Paper/Forest Products -- 2.4%
    250    Weyerhaeuser Co.                      $   16,781
    150    Willamette Industries, Inc.                7,013
                                                 ----------
                                                     23,794
                                                 ----------
           Pharmaceuticals -- 4.3%
    160    American Home Products Corp.               9,760
    200    Glaxo Wellcome PLC (United
           Kingdom)                                  11,650
    300    Pharmacia & Upjohn, Inc.                  16,800
    100    Schering-Plough Corp.                      4,831
                                                 ----------
                                                     43,041
                                                 ----------
           Real Estate Investment Trust -- 7.6%
    250    Beacon Capital Partners Inc.#              3,781
    350    Equity Office Properties Trust             9,647
    540    Equity Residential Properties Trust       24,975
    167    Healthcare Realty Trust, Inc.              3,643
    250    Manufactured Home Communities, Inc.        6,328
    839    Public Storage, Inc.                      23,387
    102    Spieker Properties, Inc.                   4,004
                                                 ----------
                                                     75,765
                                                 ----------
           Retailing -- 3.7%
    170    Dayton-Hudson Corp.                       11,443
    369    Kroger Co.*                               20,048
    125    Sears Roebuck & Co.                        5,750
                                                 ----------
                                                     37,241
                                                 ----------
           Telecommunications -- 9.2%
    350    Bell Atlantic Corp.                       20,169
    230    BellSouth Corp.                           10,293
    290    GTE Corp.                                 19,412
    500    SBC Communications, Inc.                  28,000
           Telecomunicacoes Brasileiras SA,
           (Brazil)*
    160     ADR, Preferred Block                     14,590
    160     ADR                                          13
                                                 ----------
                                                     92,477
                                                 ----------


                       See notes to financial statements.

Chase Vista Select Equity Income Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares     Issuer                                 Value
--------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------
           Utilities -- 5.6%
     450   CMS Energy Corp.                     $   19,800
     250   DQE, Inc.                                10,297
     230   Pinnacle West Capital Corp.               8,927
     350   Texas Utilities Co.                      13,913
      92   Unicom Corp.                              3,551
                                                ----------
                                                    56,488
                                                ----------
           Total Common Stock                      874,590
                                                ----------
           (Cost $723,069)

           Preferred Stock -- 1.1%
           -----------------------
           Printing & Publishing -- 1.1%
     350   The News Corporation ADR,
           A Shares, $.11 (Australia)               10,697
                                                ----------
           (Cost $11,368)
           Convertible Preferred Stock -- 5.4%
           -----------------------------------
           Retailing -- 2.5%
     450   K-Mart Financing Inc., 7.75%,
           6/15/16 Series                           25,284
                                                ----------
           Telecommunications -- 1.3%
      40   Viacom International (TCI Pacific),
           5.00%, 7/31/06 Series                    12,773
                                                ----------
           Utilities -- 1.6%
     140   Houston Industries, Inc., 7.00%,
           07/01/00 Series                          16,520
                                                ----------
           Total Convertible Preferred Stock        54,577
                                                ----------
           (Cost $41,366)
           Poison Pill Rights -- 0.0%
           --------------------------
           Banking -- 0.0%
     168   Cullen/Frost Bankers Inc., Expires
           07/25/99                                      0
                                                ----------
           Insurance -- 0.0%
     623   Allstate Corp., Expires 02/12/09              0
                                                ----------
           Total Poison Pill Rights                      0
                                                ----------
           (Cost $0)


                       See notes to financial statements.

Chase Vista Select Equity Income Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Principal
Amount       Issuer                             Value
--------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------
             Convertible Corporate Notes & Bonds -- 0.4%
             -------------------------------------------
             Computer Software -- 0.4%
$   2,300    Comverse Technology, Inc., 4.50%,
             7/1/05                             $    3,759
             (Cost $3,188)
--------------------------------------------------------------
             Total Long-Term Investments           943,623
             (Cost $778,991)
--------------------------------------------------------------
Short-Term Investments -- 7.5%
--------------------------------------------------------------
             Repurchase Agreement -- 7.5%
             ----------------------------
$  75,443    Greenwich Capital Markets, Inc.,
             4.93%, due 5/3/99, (Dated
             4/30/99, Proceeds $75,474,
             Secured by: FHLMC, FRN,
             $23,142, due 12/15/20 through
             07/15/21; FHMLC, $9,515,
             6.50% to 11.875%, due 06/15/13
             through 03/01/29; FNMA, FRN,
             $255,011, due 09/25/20 through
             09/18/27; FNMA, $52,750, 6.50%
             to 7.00%, due 10/01/13 through
             10/25/23; Market Value $76,955)        75,443
             (Cost $75,443)
--------------------------------------------------------------
             Total Investments -- 101.6%        $1,019,066
             (Cost $854,434)
--------------------------------------------------------------

* -- Non income producing security.
# -- Security may only be sold to qualified institutional buyers.
ADR -- American Depositary Receipt.
FNMA -- Federal National Mortgage Association.
FHLMC -- Federal Home Loan Mortgage Corporation.
FRN -- Floating Rate Note: The maturity date shown is the actual maturity date:
       the rate shown is the rate in effect at April 30, 1999.


                       See notes to financial statements.

                   Chase Vista Select Large Cap Equity Fund
                              as of April 30, 1999
                                  (unaudited)

Fund Facts


               Objective:   Capital growth
     Primary investments:   Large cap common stocks
     Suggested investment
              time frame:   Long-term
        Market benchmark:   S&P 500 Index
 Lipper funds category:     Growth Funds Average
          Inception date:   1/1/97
        Newspaper symbol:   LgCapEq

              Net assets:   $192.6 million


Investment Style/Market Cap

---------------------
   X                  Large
---------------------
                      Med.
---------------------
                      Small
---------------------
 Value  Blend  Growth

                    Chase Vista Select Large Cap Equity Fund
                              as of April 30, 1999
                                   (unaudited)

How the Fund Performed
Chase Vista Select Large Cap Equity Fund, which seeks to provide capital growth through a portfolio of large cap common stocks, provided shareholders with a total return of 20.61% (Class A shares, without sales charges) for the six-month period ended April 30, 1999.


How the Fund Was Managed
Management's sector strategy and stock selection process contributed positively to the Fund's investment results. A favorable economic environment punctuated by relatively benign inflation, stable interest rates and high consumer confidence, also helped performance.

The Fund enjoyed good results from its holdings in the financial services industry. These stocks posted positive investment results thanks to relatively good earnings growth by key financial companies and increased merger activity within the sector. An easing by the Federal Reserve in November also helped their returns.

Technology stocks also helped the Fund's performance, as many stocks in this group recorded strong investment results. However, the rally by technology stocks was not without volatility, particularly earlier this year as stocks of personal computer makers came under pressure due to concerns over their earnings growth prospects.

EMC was among the better performing technology stocks for the Fund, though the stock retreated from its highs late in the period. Other notable performers could be found across many sectors. They included Alcoa, Dayton Hudson, CBS, Halliburton, and Pharmacia & Upjohn and Union Pacific.


Where the Fund May Be Headed
Despite the fact that large-cap equities have enjoyed good investment results over the past four years, we believe their potential is still superior to that of the market. The economic environment is sound, with interest rates still hovering near attractive levels, consumer confidence high and inflation, though somewhat of a concern to investors, is still under control. Although the Federal Reserve Board has maintained a neutral monetary policy since November, we remain confident that it will be vigilant in keeping the U.S. economy from heating up and causing inflation to rise markedly in the coming months. We intend to use any meaningful downturn in the market as an opportunity to purchase attractively priced stocks whose long-term growth prospects are, in our judgment, greater than the overall market. Of course, stock selection, in this environment, will play an important role in delivering above-average investment results in the months ahead.

                   Chase Vista Select Large Cap Equity Fund
                              as of April 30, 1999
                                  (unaudited)

How Much of the Fund Was Invested


[PLOT POINTS FOR PIE CHART]

Cash (0.90%)

Investments (99.10%)

[END PLOT POINTS]


What the Fund Invested In
Percentage of Total Portfolio Investments

[PLOT POINTS FOR PIE CHART]

Basic Materials (7.0%)    Capital Goods (11.6%)    Consumer Cyclical (19.8%)

Consumer Staples (2.7%)    Energy (7.7%)    Financial (19.3%)

Health Care (8.2%)    Real Estate Investment Trust (1.6%)    Technology (8.7%)

Transportation (1.9%)    Utilities (11.5%)

[END PLOT POINTS]


Top Ten Equity Holdings

 1. Kroger Co. (1.70%) Operates supermarkets and convenience stores and processes food. Also operates food processing facilities which supply private label products to the Company's supermarkets.

 2. Pharmacia & Upjohn, Inc. (1.70%) Manufactures and markets health care and related products worldwide.

 3. Freddie Mac (1.68%) The Corporation supplies lenders with the money to make mortgages and packages them into marketable securities.

 4. Waste Management, Inc. (1.67%) Operates throughout the United States. Serves municipal, commercial, industrial and residential customers.

 5. Altera Corp. (1.53%) Designs, manufactures and markets programmable logic devices and associated development tools.

 6. Coastal Corp. (1.52%) Gathers, markets, processes, stores and transmits gas, as well as refines, markets and distributes petroleum and chemicals.

 7. Bank of America Corp. (1.52%) Provides retail banking services, asset management, financial products, corporate finance and financial services.

 8. Ingersoll-Rand Co. (1.52%) Manufactures construction machinery and industrial equipment. The Company's products include air compressors, tools, pumps and door hardware.

 9. Dayton-Hudson Corp. (1.51%) A general merchandise retailer, specializing in large-store formats, including discount stores, moderate-priced promotional stores and traditional department stores.

10. Alcoa Inc. (1.50%) The Company produces aluminum and alumina and is involved in mining, refining, smelting, fabricating and recycling.

Top 10 equity holdings comprised 15.85% of the Portfolio's market value of investments. Fund holdings are subject to change at any time.

                   Chase Vista Select Large Cap Equity Fund
                              as of April 30, 1999
                                  (unaudited)

Average Annual Total Returns+
This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                    1 Year             5 Years            10 Years
                               --------------     --------------     ---------------
 Select Large Cap Equity          17.17%             22.80%             16.51%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

+ The quoted performance of Chase Vista Select Large Cap Equity Fund includes performance of a predecessor account for the period dating back to 4/30/89 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected.
Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

                   Chase Vista Select Large Cap Equity Fund
                              as of April 30, 1999
                                  (unaudited)

10-Year Performance
This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Select Large Cap Equity Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

[PLOT POINTS FOR LINE CHART]

Large Cap Equity

            Chase
         Vista Select                Lipper
          Large Cap     S&P 500      Growth
         Equity Fund     Index      Funds Avg.
"1989"     10000        10000        10000
"1990"     10968.4      11052.8      10773.8
"1991"     12962.4      12995.8      12665.8
"1992"     14590.4      14814.7      14513.6
"1993"     15666.5      16182.3      15891.9
"1994"     16503.9      17044        17245.3
"1995"     18355.8      20012.7      19097.1
"1996"     23408.2      26050.6      24851.3
"1997"     27862.3      32589.8      27885.9
"1998"     39357.3      45968.3      38841
"1999"     46114.6      55994.8      44424.4

[END PLOT POINTS]


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Shares of Chase Vista Select Large Cap Equity Fund, the Standard & Poor's 500 Index and the Lipper Growth Funds Average for the ten years ended 4/30/99. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the average and the index does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

The Lipper Growth Funds Average represents the average performance of a universe of 943 actively managed growth mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The quoted performance of Chase Vista Select Large Cap Equity Fund includes performance of a predecessor account for the period dating back to 4/30/89 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

Chase Vista Select Large Cap Equity Fund
Portfolio of Investments April 30, 1999 (unaudited)
(Amounts in Thousands)


Shares    Issuer                                Value
---------------------------------------------------------
Long-Term Investments -- 95.9%
---------------------------------------------------------
          Common Stock -- 95.9%
          ---------------------
          Aerospace -- 4.2%
     42   Allied-Signal, Inc.                $  2,438
     23   Boeing Co.                              934
     37   General Dynamics Corp.                2,599
     16   Raytheon Co., Class B                 1,124
      8   United Technologies, Corp.            1,087
                                             --------
                                                8,182
                                             --------
          Airlines -- 1.0%
     28   AMR Corp.*                            1,955
                                             --------
          Automotive -- 1.6%
     25   Ford Motor Co.                        1,598
     17   General Motors Corp.                  1,512
                                             --------
                                                3,110
                                             --------
          Banking -- 6.8%
     40   Bank of America Corp.                 2,906
     20   Bank One Corp.                        1,180
     29   Comerica, Inc.                        1,887
     18   First Union Corp.                       997
     25   Fleet Financial Group, Inc.           1,077
     12   Mellon Bank Corp.                       892
     25   National City Corp.                   1,794
     23   U.S. Bancorp                            852
     47   UnionBanCal Corp.                     1,587
                                             --------
                                               13,172
                                             --------
          Biotechnology -- 0.6%
     17   Amgen, Inc.*                          1,044
                                             --------
          Broadcasting -- 2.2%
     57   CBS Corp.                             2,574
     25   Comcast Corp., Special Class A        1,642
                                             --------
                                                4,216
                                             --------
          Chemicals -- 2.0%
     29   Air Products and Chemicals, Inc.      1,363
     10   Dow Chemical Co.                      1,312
     17   E. I. Du Pont de Nemours and Co.      1,201
                                             --------
                                                3,876
                                             --------


                       See notes to financial statements.

Chase Vista Select Large Cap Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares    Issuer                                       Value
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
          Computer Software -- 2.3%
    26    Computer Associates International         $  1,089
    14    Computer Sciences Corp.*                       804
    32    Compuware Corp.*                               780
    28    Oracle Corp.*                                  744
    34    Unisys Corp.*                                1,053
                                                    --------
                                                       4,470
                                                    --------
          Computers/Computer Hardware -- 1.9%
    26    Compaq Computer Corp.                          569
    17    EMC Corp.*                                   1,852
    20    Sun Microsystems, Inc.*                      1,166
                                                    --------
                                                       3,587
                                                    --------
          Construction Materials -- 1.0%
    65    Masco Corp.                                  1,895
                                                    --------
          Consumer Products -- 2.2%
    45    Fortune Brands, Inc.                         1,778
    70    Philip Morris Companies, Inc.                2,454
                                                    --------
                                                       4,232
                                                    --------
          Diversified -- 1.2%
    28    Tyco International LTD (Bermuda)             2,234
                                                    --------
          Electronics/Electrical Equipment -- 4.5%
    41    Altera Corp.*                                2,926
    34    Applied Materials, Inc.*                     1,823
    25    Micron Technology, Inc.*                       928
    13    Motorola, Inc.                               1,002
    20    Texas Instruments, Inc.                      1,991
                                                    --------
                                                       8,670
                                                    --------
          Entertainment/Leisure -- 2.9%
    26    AT&T Corp., Liberty Media Group,
          Series A*                                    1,692
    27    Time Warner, Inc.                            1,890
    50    Viacom, Inc. Class B*                        2,044
                                                    --------
                                                       5,626
                                                    --------
          Environmental Services -- 1.7%
    57    Waste Management, Inc.                       3,192
                                                    --------

                       See notes to financial statements.

Chase Vista Select Large Cap Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares     Issuer                                       Value
-----------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------
           Financial Services -- 4.0%
      51   Associates First Capital Corp., Class A   $  2,274
      51   Freddie Mac                                  3,213
      14   Merrill Lynch & Co.                          1,175
      11   Morgan Stanley Dean Witter & Co.             1,091
                                                     --------
                                                        7,753
                                                     --------
           Food/Beverage Products -- 2.6%
      17   Anheuser-Busch Companies, Inc.               1,243
      34   PepsiCo Inc.                                 1,256
      29   Quaker Oats Co.                              1,872
      33   The Pepsi Bottling Group, Inc.*                695
                                                     --------
                                                        5,066
                                                     --------
           Health Care/Health Care Services -- 4.3%
      21   Aetna Inc.                                   1,798
      19   Cigna Corp.                                  1,657
     150   HEALTHSOUTH Corp.*                           2,016
      55   Tenet Healthcare Corp.*                      1,299
      22   Wellpoint Health Networks, Inc.,
           Class A*                                     1,510
                                                     --------
                                                        8,280
                                                     --------
           Insurance -- 4.9%
      47   ACE, LTD                                     1,422
      50   Allstate Corp.                               1,819
      18   Hartford Life, Inc.                            942
      11   Loews Corp.                                    805
      16   Marsh & McLennan Companies, Inc.             1,240
      29   Travelers Property Casualty, Class A           983
      18   UNUM Corp.                                     983
      22   XL Capital LTD                               1,305
                                                     --------
                                                        9,499
                                                     --------
           Manufacturing -- 2.3%
      42   Ingersoll-Rand Co.                           2,906
      21   Johnson Controls, Inc.                       1,532
                                                     --------
                                                        4,438
                                                     --------


                       See notes to financial statements.

Chase Vista Select Large Cap Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares    Issuer                                Value
---------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------
          Media/Advertising -- 0.5%
    13    Omnicom Group, Inc.                $    943
                                             --------
          Metals/Mining -- 2.0%
    46    Alcoa Inc.                            2,864
    52    Barrick Gold Corp.                    1,036
                                             --------
                                                3,900
                                             --------
          Office/Business Equipment -- 0.8%
    27    Xerox Corp.                           1,586
                                             --------
          Oil & Gas -- 7.7%
    10    BP Amoco, PLC, ADR (United
          Kingdom)                              1,075
    23    Burlington Resources, Inc.            1,036
    14    Chevron Corp.                         1,397
    76    Coastal Corp.                         2,907
    43    Halliburton Co.                       1,812
    27    Mobil Corp.                           2,828
    21    Schlumberger, LTD                     1,341
    15    Texaco, Inc.                            941
    30    Williams Companies, Inc.              1,418
                                             --------
                                               14,755
                                             --------
          Packaging -- 0.6%
    41    Owens-Illinois, Inc.*                 1,189
                                             --------
          Paper/Forest Products -- 2.3%
    13    Georgia-Pacific Corp.                 1,203
    21    Weyerhaeuser Co.                      1,376
    39    Willamette Industries, Inc.           1,800
                                             --------
                                                4,379
                                             --------
          Pharmaceuticals --  3.3%
    58    Pharmacia & Upjohn, Inc.              3,248
    40    Schering-Plough Corp.                 1,933
    19    SmithKline Beecham PLC, ADR
          (United Kingdom)                      1,248
                                             --------
                                                6,429
                                             --------
          Printing & Publishing -- 1.1%
    61    New York Times Co., Class A           2,105
                                             --------

                       See notes to financial statements.

Chase Vista Select Large Cap Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares     Issuer                                   Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
           Real Estate Investment Trust -- 1.6%
      40   Equity Office Properties Trust        $  1,112
      20   Equity Residential Properties Trust        925
      38   Public Storage, Inc.                     1,059
                                                 --------
                                                    3,096
                                                 --------
           Retailing --  7.5%
      43   Dayton-Hudson Corp.                      2,894
      30   Federated Department Stores*             1,401
      92   K-Mart Corp.*                            1,368
      60   Kroger Co.*                              3,259
     120   Office Depot, Inc.*                      2,640
      30   Safeway, Inc.*                           1,618
      36   TJX Companies, Inc.                      1,199
                                                 --------
                                                   14,379
                                                 --------
           Shipping/Transportation -- 0.9%
      30   Union Pacific Corp.                      1,800
                                                 --------
           Telecommunications -- 6.2%
      38   AT&T Corp.                               1,897
      24   Bell Atlantic Corp.                      1,383
      48   BellSouth Corp.                          2,148
      28   GTE Corp.                                1,874
      28   MCI WorldCom, Inc.*                      2,260
      18   Sprint Corp.                             1,846
      11   Sprint Corp. (PCS Group)*                  466
                                                 --------
                                                   11,874
                                                 --------
           Telecommunications Equipment -- 1.4%
      48   General Instrument Corp.*                1,734
       9   Tellabs, Inc.*                             986
                                                 --------
                                                    2,720
                                                 --------
           Toys & Games -- 0.6%
      31   Hasbro, Inc.                             1,058
                                                 --------
           Utilities -- 5.2%
      26   AES Corp.*                               1,275
      46   CMS Energy Corp.                         2,024
      31   Consolidated Edison, Inc.                1,408
      45   FPL Group Inc.                           2,537


                       See notes to financial statements.

Chase Vista Select Large Cap Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares           Issuer                                   Value
--------------------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------------
        55      Texas Utilities Co.                       $  2,166
        17      Unicom Corp.                                   660
                                                          --------
                                                            10,070
                                                          --------
                Total Common Stock                         184,780
                                                          --------
                (Cost $130,509)
                Poison Pill Rights -- 0.0%
                --------------------------
                Electronics/Electrical Equipment -- 0.0%
        22      Texas Instruments, Inc., Expires
                06/18/08                                         0
                                                          --------
                Insurance -- 0.0%
        66      Allstate Corp., Expires 02/12/09                 0
                                                          --------
                Manufacturing -- 0.0%
        42      Ingersoll-Rand Co., Expires 12/22/08             0
                                                          --------
                Total Poison Pill Rights                         0
                (Cost $0)
==========================================================================
                    Total Long-Term Investments            184,780
                    (Cost $130,509)
==========================================================================
Principal
Amount
--------------------------------------------------------------------------
Short-Term Investments -- 3.4%
--------------------------------------------------------------------------
                Repurchase Agreement -- 3.4%
                ----------------------------
    $6,560      Greenwich Capital Markets, Inc.,
                4.93%, due 5/3/99, (Dated
                4/30/99, Proceeds $6,563, Secured
                by: FHLMC, $6,575, 6.50%, due
                04/01/29; Market Value $6,696)               6,560
                (Cost $6,560)
==========================================================================
                    Total Investments -- 99.3%            $191,340
                    (Cost $137,069)
==========================================================================

Index
* -- Non-income producing security.
ADR -- American Depository Receipt.
FHLMC -- Federal Home Loan Mortgage Corporation.

                       See notes to financial statements.

                   Chase Vista Select Large Cap Growth Fund
                              as of April 30, 1999
                                  (unaudited)

Fund Facts


               Objective:   Capital growth
     Primary investments:   Large cap common stocks
     Suggested investment
              time frame:   Long-term
        Market benchmark:   S&P 500 Index
 Lipper funds category:     Growth Funds Average
          Inception date:   1/1/97
        Newspaper symbol:   LgCapGr
              Net assets:   $811.8 million



Investment Style/Market Cap

---------------------
                 X    Large
---------------------
                      Med.
---------------------
                      Small
---------------------
 Value  Blend  Growth

                   Chase Vista Select Large Cap Growth Fund
                              as of April 30, 1999
                                  (unaudited)

How the Fund Performed
Chase Vista Select Large Cap Growth Fund, which seeks to provide capital growth through a portfolio of large cap common stocks, provided shareholders with a total return of 29.12% for the six-month period ended April 30, 1999.


How the Fund Was Managed
The Fund benefited from its exposure to large-cap technology names, which enjoyed solid gains throughout much of the period. Some of the Fund's better performers in this sector included America Online, EMC Corp., and Microsoft. The Fund's decision to trim its exposure to this sector before rates spiked in February also proved rewarding.

Health care stocks, which came under pressure during the last half of the period, still helped lift the Fund's performance.

Capital goods companies also contributed positively to the Fund's investment results. A robust economy, an increase in consumer spending and the highest level of consumer confidence in more than three decades were among the key drivers in helping boost the prices of these securities.


Where the Fund May Be Headed
In April, we were encouraged by the fact that more companies were beginning to see their stock prices rise in value. Prior to this move, most of the performance of the major indexes was coming from a a relatively small number of stocks. A broadening of the market, while no guarantee, is usually a sign the market will trend higher.

In addition, the economic and market environment remains positive for stocks. Although inflation showed signs of inching higher during the period, it is still under control. Corporate earnings remain in relatively good shape, and babyboomers must still put money away for their retirement years.

Given our optimistic forecast, we intend to use future downturns as opportunities to increase the Fund's investment in attractively priced companies with superior long-term growth prospects. Our emphasis will continue to be on well-established companies that, in our judgment, have solid long-term earnings growth prospects.

Since we believe the economy could slow later this year, stock selection will be critical in outperforming the broader market for the remainder of this year.

                   Chase Vista Select Large Cap Growth Fund
                              as of April 30, 1999
                                  (unaudited)

How Much of the Fund Was Invested

[PLOT POINTS FOR PIE CHART]

Cash (1.19%)

Investments (98.81%)

[END PLOT POINTS]

What the Fund Invested In
Percentage of Total Portfolio Investments

[PLOT POINTS FOR PIE CHART]

Capital Goods (9.3%)    Consumer Cyclical (20.6%)    Consumer Staples (2.7%)

Energy (3.8%)    Financial (13.5%)    Health Care (12.3%)

Technology (32.5%)    Other (0.3%)    Utilities (5.0%)

[END PLOT POINTS]


Top Ten Equity Holdings

 1. EMC Corp. (4.31%) Designs, manufactures, markets and supports products that store, manage and protect information from all major computing environments, including "UNIX" and "Windows NT."

 2. Microsoft Corp. (4.24%) Develops, manufactures, licenses and supports computer software products.

 3. Tyco International Ltd. (4.24%) A diversified manufacturing and service company. The Company manufactures and installs fire protection systems, and provides electronic and security services.

 4. International Business Machines Corp. (4.05%) Develops, manufactures and sells information processing products. The Company's products include computers and micro electronic technology.

 5. Dell Computer Corp. (3.74%) Designs, develops, manufactures and supports a variety of computer systems, including desktops, notebooks, and network services.

 6. General Electric Co. (3.17%) A diversified manufacturing technology and services company. Operations include appliance manufacturing, capital services, and electrical distribution.

 7. Pfizer, Inc. (3.07%) A research based, global health care company specializing in health care, animal health and consumer health care. The Company's products include bone and joint devices, anti-inflammatory medicines, and personal care products.

 8. America Online, Inc. (3.07%) Provides interactive communications and services through its "America Online" and "CompuServe" worldwide Internet online services.

 9. Cisco Systems, Inc. (3.05%) Supplies data networking products to the corporate enterprise and public wide area service provider markets.

10. Charles Schwab Corp. (3.03%) Provides a variety of financial services to individual investors, independent investment managers, retirement plans and institutions.


Top 10 equity holdings comprised 35.97% of the Portfolio's market value of investments. Fund holdings are subject to change at any time.

                   Chase Vista Select Large Cap Growth Fund
                              as of April 30, 1999
                                  (unaudited)

Average Annual Total Returns+
This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                    1 Year             5 Years            10 Years
                               --------------     --------------     ---------------
 Select Large Cap Growth           33.07%             27.57%             18.54%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

+ The quoted performance of Chase Vista Select Large Cap Growth Fund includes performance of a predecessor account for the period dating back to 4/30/89 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

                   Chase Vista Select Large Cap Growth Fund
                              as of April 30, 1999
                                  (unaudited)

10-Year Performance
This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Select Large Cap Growth Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.


[PLOT POINTS FOR LINE CHART]

        Chase Vista
       Select Large       S&P        Lipper
        Cap Growth        500        Growth
           Fund          Index      Funds Avg.
"1989"     10000        10000        10000
"1990"     11184.3      11052.8      10773.8
"1991"     12778.8      12995.8      12665.8
"1992"     14365.4      14814.7      14513.6
"1993"     15669.9      16182.3      15891.9
"1994"     16223.1      17044        17245.3
"1995"     19187.6      20012.7      19097.1
"1996"     24082        26050.6      24851.3
"1997"     27388.9      32589.8      27885.9
"1998"     41212.6      45968.3      38841
"1999"     54842.4      55994.8      44424.4

[END PLOT POINTS]

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Shares of Chase Vista Select Large Cap Growth Fund, the Standard & Poor's 500 Index and the Lipper Growth Funds Average for the ten years ended 4/30/99. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the average and the index does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

The Lipper Growth Funds Average represents the average performance of a universe of 943 actively managed growth mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The quoted performance of Chase Vista Select Large Cap Growth Fund includes performance of a predecessor account for the period dating back to 4/30/89 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

Chase Vista Select Large Cap Growth Fund
Portfolio of Investments April 30, 1999 (unaudited)
(Amounts in Thousands)


Shares     Issuer                                      Value
----------------------------------------------------------------
Long-Term Investments -- 99.9%
----------------------------------------------------------------
           Common Stock -- 99.9%
           ---------------------
           Appliances & Household Durables -- 0.9%
      80   Honeywell, Inc.                          $  7,580
                                                    --------
           Banking -- 2.8%
     100   Bank One Corp.                              5,870
      75   First Virginia Banks, Inc.                  3,745
     125   Firstar Corp.                               3,758
      25   J. P. Morgan & Company, Inc.                3,369
      25   Mellon Bank Corp.                           1,858
     100   Wells Fargo Company                         4,319
                                                    --------
                                                      22,919
                                                    --------
           Biotechnology -- 1.1%
     115   Amgen, Inc.*                                7,065
      15   Biogen, Inc.*                               1,426
                                                    --------
                                                       8,491
                                                    --------
           Broadcasting -- 0.1%
      15   Clear Channel Communications,
           Inc.*                                       1,043
                                                    --------
           Business Services -- 1.0%
     100   Automatic Data Processing, Inc.             4,450
      50   Avery Dennison Corp.                        3,412
                                                    --------
                                                       7,862
                                                    --------
           Chemicals -- 0.2%
      25   Air Products and Chemicals, Inc.            1,175
      10   E. I. Du Pont de Nemours and Co.              706
                                                    --------
                                                       1,881
                                                    --------
           Computer Software -- 7.9%
     218   Cisco Systems, Inc.*                       24,809
      40   Computer Associates International           1,708
      60   First Data Corp.                            2,546
     425   Microsoft Corp.*                           34,558
      18   Oracle Corp.*                                 474
                                                    --------
                                                      64,095
                                                    --------
           Computers/Computer Hardware -- 13.4%
      50   3Com Corp.*                                 1,306
      75   Compaq Computer Corp.                       1,673

                         See notes to financial statements.

Chase Vista Select Large Cap Growth Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares     Issuer                                       Value
-----------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------
     740   Dell Computer Corp.*                      $ 30,479
     323   EMC Corp.*                                  35,132
      80   Hewlett-Packard Co.                          6,310
     158   International Business Machines Corp.       32,947
      20   Sun Microsystems, Inc.*                      1,196
                                                     --------
                                                      109,043
                                                     --------
           Consumer Products -- 3.6%
     130   Gillette Co.                                 6,784
      15   Kimberly-Clark Corp.                           920
      80   Philip Morris Companies, Inc.                2,805
     175   Procter & Gamble Co.                        16,417
     100   Service Corp. International                  2,075
                                                     --------
                                                       29,001
                                                     --------
           Diversified -- 7.2%
       4   Berkshire Hathaway Inc., Class B*            9,880
     225   Corning Inc.                                12,881
      25   Dover Corp.                                    923
     425   Tyco International LTD (Bermuda)            34,531
                                                     --------
                                                       58,215
                                                     --------
           Electronics/Electrical Equipment -- 8.3%
      38   Altera Corp.*                                2,709
      60   Applied Materials, Inc.*                     3,217
     245   General Electric Co.                        25,848
     300   Intel Corp.                                 18,356
      18   Molex Inc., Class A                            505
     175   Motorola, Inc.                              14,022
      23   Texas Instruments, Inc.                      2,298
                                                     --------
                                                       66,955
                                                     --------
           Entertainment/Leisure -- 1.3%
     205   Carnival Corp., Class A                      8,456
      30   Time Warner, Inc.                            2,100
                                                     --------
                                                       10,556
                                                     --------
           Financial Services -- 7.4%
      75   American Express Co.                         9,802
     225   Charles Schwab Corp.                        24,694
     150   Citigroup, Inc.                             11,288
     108   Freddie Mac                                  6,746


                       See notes to financial statements.

Chase Vista Select Large Cap Growth Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares     Issuer                                       Value
-----------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------
      50   Lehman Brothers Holding, Inc.             $  2,778
      15   Merrill Lynch & Co.                          1,259
      25   Morgan Stanley Dean Witter & Co.             2,480
      25   Paine Webber Group, Inc.                     1,173
                                                     --------
                                                       60,220
                                                     --------
           Food/Beverage Products -- 2.7%
      60   Anheuser-Busch Companies, Inc.               4,387
      50   Bestfoods                                    2,509
     125   Coca-Cola Co.                                8,500
      75   PepsiCo Inc.                                 2,770
     125   Sysco Corp.                                  3,711
                                                     --------
                                                       21,877
                                                     --------
           Health Care/Health Care Services -- 0.1%
      30   HEALTHSOUTH Corp.*                             403
       5   Medtronic, Inc.                                360
                                                     --------
                                                          763
                                                     --------
           Insurance -- 2.9%
       5   ACE, LTD                                       151
      15   Allstate Corp.                                 546
     198   American International Group                23,194
                                                     --------
                                                       23,891
                                                     --------
           Internet Services/Software -- 3.1%
     175   America Online, Inc.*                       24,981
                                                     --------
           Manufacturing -- 2.2%
     230   Illinois Tool Works, Inc.                   17,710
                                                     --------
           Multi-Media -- 2.5%
      50   Cablevision Systems Corp., Class A*          3,869
     145   Gannett Co., Inc.                           10,268
     200   The Walt Disney Co.                          6,350
                                                     --------
                                                       20,487
                                                     --------
           Oil & Gas -- 3.8%
       8   Chevron Corp.                                  748
      30   Enron Corp.                                  2,258
     100   Exxon Corp.                                  8,306
      55   Halliburton Co.                              2,344
     100   Mobil Corp.                                 10,475

                       See notes to financial statements.

Chase Vista Select Large Cap Growth Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares     Issuer                                Value
---------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------
      10   Schlumberger, LTD                  $   639
      50   Tidewater, Inc.                      1,325
     100   Williams Companies, Inc.             4,725
                                              -------
                                               30,820
                                              -------
           Pharmaceuticals -- 11.2%
     300   Abbot Laboratories                  14,531
     150   Bristol-Myers Squibb Co.             9,534
     125   Johnson & Johnson, Inc.             12,188
     100   Merck & Co., Inc.                    7,025
     218   Pfizer, Inc.                        25,026
      20   Pharmacia & Upjohn, Inc.             1,120
      25   Schering-Plough Corp.                1,208
     295   Warner-Lambert Co.                  20,042
                                              -------
                                               90,674
                                              -------
           Photographic Equipment -- 0.3%
      35   Eastman Kodak Co.                    2,612
                                              -------
           Printing & Publishing -- 1.5%
     145   Tribune Co.                         12,098
                                              -------
           Restaurants/Food Services -- 0.6%
     115   McDonald's Corp.                     4,873
                                              -------
           Retailing -- 8.8%
     175   Dayton-Hudson Corp.                 11,780
      50   Gap, Inc.                            3,328
     300   Home Depot, Inc.                    17,981
     100   May Department Stores                3,981
      35   Safeway, Inc.*                       1,888
     700   Walgreen Co.                        18,813
     300   Wal-Mart Stores, Inc.               13,800
                                              -------
                                               71,571
                                              -------
           Shipping/Transportation -- 0.1%
      25   Burlington Northern Santa Fe           916
                                              -------
           Telecommunications -- 4.9%
     175   AirTouch Communications, Inc.*      16,341
      90   AT&T Corp.                           4,545
     180   Lucent Technologies, Inc.           10,823


                       See notes to financial statements.

Chase Vista Select Large Cap Growth Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares          Issuer                             Value
--------------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------
        75      MCI WorldCom, Inc.*                $  6,164
        30      Nokia Corp., ADR (Finland)            2,226
                                                   --------
                                                     40,099
                                                   --------
                Total Common Stock                  811,233
                                                   --------
                (Cost $282,998)
                Poison Pill Rights -- 0.0%
                --------------------------
                Consumer Products -- 0.0%
       150      Motorola Inc., Expires 11/08/08           0
                                                   --------
                Food/Beverage Products -- 0.0%
        60      Bestfoods, Expires 01/25/09               0
                                                   --------
                Insurance -- 0.0%
        50      Allstate Corp., Expires 02/12/09          0
                                                   --------
                Total Poison Pill Rights                  0
                (Cost $0)
====================================================================
                     Total Long-Term Investments    811,233
                     (Cost $383,998)
====================================================================
  Principal
  Amount
--------------------------------------------------------------------
Short-Term Investments -- 0.4%
--------------------------------------------------------------------
                Repurchase Agreement -- 0.4%
                ----------------------------
    $3,223      Greenwich Capital Markets, Inc.,
                4.93%, due 5/3/99, (Dated
                4/30/99, Proceeds $3,224, Secured
                by: FNMA, FRN, $8,340, due
                07/18/27; Market Value $3,289).       3,223
                (Cost $3,223)
====================================================================
                     Total Investments -- 100.3%   $814,456
                     (Cost $387,221)
====================================================================

* -- Non income producing security.
ADR -- American Depositary Receipt.
FNMA -- Federal National Mortgage Association.
FRN -- Floating Rate Note: The maturity date shown is the actual maturity date:
       the rate shown is the rate in effect at April 30, 1999.


                       See notes to financial statements.

               Chase Vista Select New Growth Opportunities Fund
                              as of April 30, 1999
                                  (unaudited)

Fund Facts



               Objective:   Capital growth
     Primary investments:   Small- to mid-cap common stocks
     Suggested investment
              time frame:   Long-term
        Market benchmark:   Russell 2000 Index
 Lipper funds category:     Mid Cap Growth Funds Average
          Inception date:   1/1/97
        Newspaper symbol:   NewGrOp
              Net assets:   $127.3 million



Investment Style/Market Cap

---------------------
                      Large
---------------------
          X           Med.
---------------------
                      Small
---------------------
 Value  Blend  Growth

               Chase Vista Select New Growth Opportunities Fund
                              as of April 30, 1999
                                  (unaudited)

How the Fund Performed
Chase Vista Select New Growth Opportunities Fund, which seeks to provide capital growth through a portfolio that consists primarily of the common stocks of small and mid sized companies, had a total return of 19.82% for the six-month period ended April 30, 1999.


How the Fund Was Managed
The Fund benefited from strong investment results posted by secondary stocks at the end of 1998, ignited by the Federal Reserve Board's decision to reduce short-term interest rates. A spike in long-term interest rates in February brought on by a spate of stronger-than-expected economic data detracted slightly from performance.

During the period, some of the Fund's better performing stocks included Abacus Direct (advertising), At Home (broadband communications), Cablevision (cable television), Lam Research (semi-conductor processing equipment), Nextlink (telecommunications) Pacific Sunwear (retailers) and Uniphase (semiconductors).

The Fund enjoyed good investment results from several technology stocks during the run-up in these prices in the first four months of the period. Software stocks were among the Fund's top performers in this group. Technology stocks, however, gave back some of those gains during a spike in interest rates in February.

In late 1998, the Fund benefited from its exposure to stocks in the consumer and health care sectors. Early in 1999, energy stocks contributed positively to performance, thanks to a spike in oil prices fueled by a decision by Mideast oil ministers to keep a lid on oil reserves.


Where the Fund May Be Headed
Our outlook for small- and mid-cap stocks is even more positive than it was during our last report to shareholders. Interest in these securities is increasing, as evidenced by the strong performance by these stocks at the end of 1998 and during certain periods earlier this year. In addition, their valuations and long-term growth rates continue to be impressive compared to their large-cap counterparts. Since we expect the economy to moderate in 1999, stock selection will remain an important factor in outperforming the broader market average in the months ahead. However, given our positive long-term prognosis for secondary stocks, we intend to view market downturns as opportunities to purchase stocks in well-managed, fast-growing companies that meet our strict criteria for investment.

               Chase Vista Select New Growth Opportunities Fund
                              as of April 30, 1999
                                  (unaudited)

How Much of the Fund Was Invested

[PLOT POINTS FOR PIE CHART]

Cash (0.27%)

Investments (99.73%)

[END PLOT POINTS]



What the Fund Invested In
Percentage of Total Portfolio Investments

[PLOT POINTS FOR PIE CHART]

Capital Goods (2.0%)    Consumer Cyclicals (31.2%)    Consumer Staples (1.5%)

Energy (3.8%)    Financial (19.8%)    Health Care (10.5%)

Technology (24.1%)    Utilities (7.1%)

[END PLOT POINTS]


Top Ten Equity Holdings

 1. Chancelor Media Corp. (1.91%) A radio broadcasting company which owns and operates radio stations in various nationwide markets.

 2. NEXTLINK Communications, Inc. (1.70%) Provides local, long distance, and enhanced communications services to commercial customers. The Company operates facilities-based networks providing switched local and long-distance services.

 3. Excite, Inc. (1.69%) An Internet media company offering consumers and advertisers Internet navigation services with personalization and targeting capabilities.

 4. Qwest Communications International, Inc. (1.65%) Provides communications services to business customers, governmental agencies and consumers. The Company also constructs and installs fiber optic systems for other communications providers.

 5. Uniphase Corp. (1.64%) Designs, develops, manufactures and markets fiber optic telecommunications equipment products, laser subsystems, and laser-based semiconductors.

 6. Waters Corp. (1.63%) Manufactures electronics and markets network connectivity, contract manufacturing, agricultural electric fencing, and medical products.

 7. Pinnacle Holdings Inc. (1.58%) Provides wireless communications rental tower space. The Company's customers include wireless communications providers, operators of private agencies and government agencies.

 8. Macrovision Corp. (1.47%) Develops and markets technologies to prevent the illicit duplication, reception or use of video and audio programs and computer software.

 9. Lam Research Corp. (1.46%) Manufactures, markets and services semiconductor processing equipment used in the making of integrated circuits.

10. Pacific Sunwear of California (1.45%) Operates a nationwide mall-based specialty retail chain of stores specializing in casual apparel, footwear and related accessories.


Top 10 equity holdings comprised 16.18% of the Portfolio's market value of investments. Fund holdings are subject to change at any time.

               Chase Vista Select New Growth Opportunities Fund
                              as of April 30, 1999
                                  (unaudited)

Average Annual Total Returns+
This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                              1 Year           5 Years           10 Years
                                         -------------     -------------     --------------
Select New Growth Opportunities              -1.89%            12.59%            12.85%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

+ The quoted performance of Chase Vista Select New Growth Opportunities Fund includes performance of a predecessor account for the period dating back to 4/30/89 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected.

Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

               Chase Vista Select New Growth Opportunities Fund
                              as of April 30, 1999
                                  (unaudited)

Life of Fund Performance
This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Select New Growth Opportunities Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

[PLOT POINTS FOR LINE CHART]

Select New Growth Opportunities

[PLOT POINTS FOR LINE CHART]

              Chase Vista
              Select New                               Lipper
                Growth              Russell            Mid Cap
             Opportunities           2000            Growth Funds
                 Fund                Index              Avg.
"1989"           10000              10000              10000
"1990"           9741.85            9778.88            10821.4
"1991"           11646.5            10775              13173.8
"1992"           13810              12613              15476.6
"1993"           16247.4            14601.5            17283.5
"1994"           18514.6            16757.8            19661.9
"1995"           19909.2            17969.2            21652.1
"1996"           24416.1            23908.7            29370.6
"1997"           22552.6            23923.7            29590.8
"1998"           34155.2            34066.3            42192
"1999"           33508.8            30912.2            43681.9

[END PLOT POINTS]

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Shares of Chase Vista Select New Growth Opportunities Fund, the Russell 2000 Index and the Lipper Mid Cap Growth Funds Average from 4/30/89 to 4/30/99. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the average and the index does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Russell 2000 index tracks the shares of 2,000 small-capitalization companies. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest in the index.

The Lipper Mid-Cap Growth Funds Average represents the average performance of a universe of 298 actively managed mid-cap growth mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The quoted performance of Chase Vista Select New Growth Opportunities Fund includes performance of a predecessor account for the period dating back to 4/30/89 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue-chip" companies since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock.

Chase Vista Select New Growth Opportunities Fund
Portfolio of Investments April 30, 1999 (unaudited)
(Amounts in Thousands)


Shares    Issuer                                  Value
----------------------------------------------------------
Long-Term Investments -- 93.3%
----------------------------------------------------------
          Common Stock -- 93.3%
          ---------------------
          Advertising -- 1.9%
     26   Lamar Advertising Co.*               $   883
     61   Outdoor Systems, Inc.*                 1,547
                                               -------
                                                 2,430
                                               -------
          Automotive -- 1.3%
     20   O'Reilly Automotive, Inc.*               915
     30   Tower Automotive, Inc.*                  690
                                               -------
                                                 1,605
                                               -------
          Banking -- 4.9%
     13   Cullen/Frost Bankers, Inc.               701
     40   Investors Financial Services Corp.     1,455
     50   National Commerce Bancorporation       1,250
     68   Peoples Heritage Financial Group,
           Inc.                                   1,325
     16   U.S. Trust Corp.                       1,462
                                               -------
                                                 6,193
                                               -------
          Biotechnology -- 1.6%
      6   Biogen, Inc.*                            570
     50   Pharmaceutical Product Development,
          Inc.*                                  1,456
                                               -------
                                                 2,026
                                               -------
          Broadcasting -- 1.3%
     30   Heftel Broadcasting Corp.*             1,631
                                               -------
          Business Services -- 9.6%
     19   Abacus Direct Corp.*                   1,369
     35   Apollo Group, Inc., Class A*             866
     20   DeVRY, Inc.*                             527
     20   Lason Holdings, Inc.*                    791
     43   Maximus, Inc.*                         1,105
     44   Metzler Group, Inc.*                   1,227
     20   NCO Group, Inc.*                         652
     47   NOVA Corp. of Georgia*                 1,227
     33   Paychex, Inc.                          1,660
     45   Snyder Communications, Inc.*           1,322
     50   United Rentals, Inc.*                  1,491
                                               -------
                                                12,237
                                               -------

                       See notes to financial statements.

Chase Vista Select New Growth Opportunities Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares    Issuer                                       Value
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
          Computer Software -- 10.0%
     50   American Management Systems, Inc.*        $  1,719
      7   At Home Corp., Ser. A*                       1,008
     43   CSG Systems International, Inc.*             1,642
     30   Datastream Systems, Inc.*                      253
     15   Equant NV, New York Registered
          Shares (Netherlands)*                        1,339
     41   Macrovision Corp.*                           1,904
     29   Mastech Corp.*                                 419
     20   New Era of Networks, Inc.*                     751
     50   Rational Software Corp.*                     1,481
     40   Sterling Commerce, Inc.*                     1,247
     65   TSI International Software LTD*              1,024
                                                    --------
                                                      12,787
                                                    --------
          Computers/Computer Hardware -- 1.1%
     23   Comverse Technology, Inc.*                   1,443
                                                    --------
          Construction Materials -- 0.5%
     50   Wilmar Industries, Inc.*                       606
                                                    --------
          Consumer Products -- 3.9%
     35   Carriage Services, Inc.*                       672
     45   Furniture Brands International, Inc.*        1,128
     40   Jones Apparel Group, Inc.*                   1,320
     51   Pacific Sunwear of California*               1,878
                                                    --------
                                                       4,998
                                                    --------
          Electronics/Electrical Equipment -- 9.5%
     30   ASM Lithography Holding NV
          (Netherlands)*                               1,170
     13   Atmel Corp.*                                   237
     60   Lam Research Corp.*                          1,890
     32   Microchip Technology, Inc.*                  1,120
     11   Novellus Systems, Inc.                         520
     30   TranSwitch Corp.*                            1,320
     18   Uniphase Corp.*                              2,124
     35   Vitesse Semiconductor Corp.*                 1,621
     20   Waters Corp.*                                2,102
                                                    --------
                                                      12,104
                                                    --------


                       See notes to financial statements.

Chase Vista Select New Growth Opportunities Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares    Issuer                                         Value
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
          Entertainment/Leisure -- 0.7%
    50    International Game Technology               $   887
                                                      -------
          Environmental Services -- 2.2%
    68    Republic Services, Inc.*                      1,398
    23    Waste Connections, Inc.*                        607
    15    Waste Management, Inc.                          848
                                                      -------
                                                        2,853
                                                      -------
          Financial Services -- 1.5%
    25    EVEREN Capital Corp.                            734
    65    MicroFinancial Inc.                           1,158
                                                      -------
                                                        1,892
                                                      -------
          Food/Beverage Products -- 1.5%
    40    Aurora Foods, Inc.*                             595
    40    Keebler Foods, Co.*                           1,285
                                                      -------
                                                        1,880
                                                      -------
          Health Care/Health Care Services -- 7.1%
    60    Alternative Living Services, Inc.*            1,335
    23    Centocor, Inc.*                                 998
    29    IMPATH, Inc.*                                   715
    17    MedQuist, Inc.*                                 582
    23    Medtronic, Inc.                               1,656
    40    Omnicare, Inc.                                  962
    20    Universal Health Services, Inc., Class B*     1,036
    70    Ventana Medical Systems, NC*                  1,706
                                                      -------
                                                        8,990
                                                      -------
          Hotels/Other Lodging -- 0.5%
    30    Mirage Resorts, Inc.                            673
                                                      -------
          Insurance -- 3.7%
    30    Nationwide Financial Services, Inc.,
          Class A                                       1,391
    40    Protective Life Corp.                         1,567
    40    Reinsurance Group of America, Inc.            1,710
                                                      -------
                                                        4,668
                                                      -------
          Internet Services/Software -- 5.5%
    13    AboveNet Communications Inc.*                 1,070
    10    Covad Communications Group, Inc.*               960
    17    EarthLink Network, Inc.*                      1,172

                       See notes to financial statements.

Chase Vista Select New Growth Opportunities Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares    Issuer                                   Value
------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------
    15    Excite, Inc.*                         $  2,190
    10    Priceline.com Inc.*                      1,624
                                                --------
                                                   7,016
                                                --------
          Machinery & Engineering Equipment -- 0.6%
    25    Cognex Corp.                               725
                                                --------
          Media/Advertising -- 1.1%
    50    Nielsen Media Research, Inc.             1,369
                                                --------
          Multi-Media -- 3.2%
    20    Cablevision Systems Corp., Class A*      1,548
    45    Chancelor Media Corp.*                   2,469
                                                --------
                                                   4,017
                                                --------
          Oil & Gas -- 3.8%
    25    BJ Services Co.*                           669
    65    Global Industries LTD*                     800
    32    Newfield Exploration Co.*                  860
    81    Noble Drilling Corp.*                    1,595
    29    Stone Energy Corp.*                        984
                                                --------
                                                   4,908
                                                --------
          Pharmaceuticals -- 2.0%
    15    IDEC Pharmaceuticals Corp.*                761
    50    King Pharmaceuticals, Inc.*              1,381
    35    PathoGenesis Corporation*                  459
                                                --------
                                                   2,601
                                                --------
          Restaurants/Food Services -- 1.3%
    40    Papa John's International, Inc.*         1,608
                                                --------
          Retailing -- 4.7%
    10    99 Cents Only Stores*                      465
    25    Duane Reade Inc.*                          670
    60    Family Dollar Stores, Inc.               1,448
    29    Fred Meyer, Inc.*                        1,543
    20    Linens 'N Things, Inc.*                    915
    10    The Men's Wearhouse, Inc.                  274
    25    Wild Oats Markets, Inc.*                   692
                                                --------
                                                   6,007
                                                --------
          Telecommunications -- 7.3%
    60    American Tower Corp.*                    1,271


                       See notes to financial statements.

Chase Vista Select New Growth Opportunities Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares        Issuer                              Value
-----------------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------------
    15      Global TeleSystems Group, Inc.        $    992
    30      ICG Communications, Inc.                   662
    30      NEXTLINK Communications, Inc.,
            Class A*                                 2,198
    00      Pinnacle Holdings Inc.                   2,050
    25      Qwest Communications International
            Inc.*                                    2,136
                                                  --------
                                                     9,309
                                                  --------
            Telecommunications Equipment -- 1.0%
    35      General Instrument Corp.*                1,278
                                                  --------
            Total Common Stock                     118,741
                                                  --------
            (Cost $79,741)
            Poison Pill Rights -- 0.0%
            --------------------------
            Banking -- 0.0%
    13      Cullen/Frost Bankers Inc., Expires
            07/25/99                                     0
            (Cost $0)
-----------------------------------------------------------------------
            Total Long-Term Investments            118,741
            (Cost $79,741)
-----------------------------------------------------------------------
  Principal
  Amount
-----------------------------------------------------------------------
Short-Term Investments -- 8.3%
-----------------------------------------------------------------------
                 Repurchase Agreement -- 8.3%
                 ----------------------------
    $10,622      Greenwich Capital Markets, Inc.,
                 4.93%, due 5/3/99, (Dated
                 4/30/99, Proceeds $10,626,
                 Secured by: FNMA, $10,980,
                 6.26%, due 02/01/09, Market
                 Value $10,836)                     10,622
                 (Cost $10,622)
-----------------------------------------------------------------------
                 Total Investments -- 101.6%      $129,363
                 (Cost $90,363)
-----------------------------------------------------------------------

* -- Non income producing security.
FNMA -- Federal National Mortgage Association.

                       See notes to financial statements.

                    Chase Vista Select Small Cap Value Fund
                              as of April 30, 1999
                                  (unaudited)


Fund Facts



               Objective:   Capital growth
     Primary investments:   Small cap common stocks
     Suggested investment
              time frame:   Long-term
        Market benchmark:   Russell 2000 Index
 Lipper funds category:     Small Company Growth Funds Average
          Inception date:   1/1/97
        Newspaper symbol:   SmCpVal
              Net assets:   $413.2 million



Investment Style/Market Cap

---------------------
                      Large
---------------------
                      Med.
---------------------
   X                  Small
---------------------
 Value  Blend  Growth

                     Chase Vista Select Small Cap Value Fund
                              as of April 30, 1999
                                   (unaudited)

How the Fund Performed
Chase Vista Select Small Cap Value Fund, which seeks capital growth by investing in small cap common stocks, had a total return of 9.99% for the six-month period ended April 30, 1999.


How the Fund Was Managed
The Fund enjoyed solid performance in late 1998 thanks to strong stock selection, an easing monetary policy by the Federal Reserve Board and increasing investor interest in the types of stocks in which the Fund invests. A shift by investors back into large caps at the start of 1999 weighed heavily on the Fund's investment results, though small cap stocks outperformed their large-cap brethren in April.

The Fund benefited from its exposure to technology stocks, the best performing sector in 1998 and a standout throughout the first four months of 1999. The Fund's investments in this industry group were not without significant volatility along the way, particularly in February when interest rates rose sharply on stronger-than-expected economic growth.

The Fund's investment in consumer cyclicals, such as housing, automobile and retail stocks, proved rewarding, as these stocks posted solid gains late in the period. Several of our holdings in the energy group also posted positive gains for shareholders, as oil prices jumped on news that Mideast oil ministers were sticking to supply quotas set in March.


Where the Fund May Be Headed
Our forecast for small cap stocks remains positive. We have been heartened by the fact that investors showed increasing enthusiasm for small cap stocks throughout the period. Small caps have underperformed large cap stocks for about the past four years. That's a very long stretch by historical measures. Usually large- and small cap stocks change leadership about once every two years. We continue to believe investors will gravitate toward small cap stocks because of their attractive growth rates and their relatively impressive valuations.

Given the current volatility in the stock market, the road is unlikely to be smooth for stocks, in general. We believe our stock selection process will remain a critical factor in the Fund's ability to deliver relatively good investment results for the remainder of 1999. Since our long-term outlook for small cap value stocks is bullish, we intend to add to existing positions and establish new investments during periods of market weakness in the coming months.

                    Chase Vista Select Small Cap Value Fund
                              as of April 30, 1999
                                  (unaudited)

How Much of the Fund Was Invested


[PLOT POINTS FOR PIE CHART]

Cash (0.05%)

Investments (99.95%)

[END PLOT POINTS]


What the Fund Invested In
Percentage of Total Portfolio Investments


[PLOT POINTS FOR PIE CHART]

Basic Materials (9.4%)    Capital Goods (21.0%)    Consumer Cyclical (32.4%)

Consumer Staples (1.4%)    Financial (17.6%)    Health Care (4.7%)

Technology (10.6%)    Transportation (2.9%)

[END PLOT POINTS]



Top Ten Equity Holdings

 1. Carlisle Companies, Inc. (4.09%) Manufactures a variety of products for the roofing, real estate, construction, trucking, food service, aircraft manufacturing and other industries.

 2. Teleflex, Inc. (4.00%) Manufactures mechanical controls, electronic products, driver control systems, hospital supply and surgical devices.

 3. Concord EFS, Inc. (3.39%) Provides electronic transaction authorization, processing, settlement and funds transfer services in selected markets.

 4. Essef Corp. (3.34%) Provides pool and spa equipment, water treatment systems equipment, and swimming pool sales and installation.

 5. HCC Insurance Holdings, Inc. (3.04%) Underwrites property and casualty insurance. The Company provides property, marine, aviation, energy, accident and health insurance.

 6. ResMed, Inc. (2.88%) Designs, manufactures, and distributes medical equipment for the treatment of sleep disordered breathing conditions.

 7. Shorewood Packaging, Inc. (2.80%) Prints and manufactures paperboard packaging. The Company's customers include the cosmetic, home, video, music, software, tobacco, and general consumer markets.

 8. Artesyn technologies, Inc. (2.76%) Designs, develops, manufactures and services electronic products and systems for the communications industry. The Company's products include power conversion products for electronic equipment used in commercial and industrial applications.

 9. Cintas Corp. (2.37%) Designs, manufactures and implements corporate identity uniforms programs throughout the United States. The Company rents and cleans uniforms, as well as provides on-going uniform upgrades.

10. Brown & Brown (2.37%) A diversified insurance brokerage and agency that markets and sells primarily property and casualty insurance products and services to its clients.


Top 10 equity holdings comprised 31.04% of the Portfolio's market value of investments. Fund holdings are subject to change at any time.

                    Chase Vista Select Small Cap Value Fund
                              as of April 30, 1999
                                  (unaudited)

Average Annual Total Returns+
This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                   1 Year             5 Years            10 Years
                              --------------     --------------     ---------------
 Select Small Cap Valu  e         -8.90%              11.66%             13.09%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

+ The quoted performance of Chase Vista Select Small Cap Value Fund includes performance of a predecessor account for the period dating back to 4/30/89 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

                    Chase Vista Select Small Cap Value Fund
                              as of April 30, 1999
                                  (unaudited)

10-Year Performance
This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Select Small Cap Value Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

[PLOT POINTS FOR LINE CHART]

Select Small Cap Equity


           Chase Vista
           Select Small     Russell       Lipper Small
            Cap Equity        2000         Cap Growth
              Fund           Index         Funds Avg.
"1989"        10000          10000          10000
"1990"        9969.05        9778.88        10486.8
"1991"        11389.5        10775          12154.8
"1992"        13976.5        12613          14492.4
"1993"        17291.2        14601.5        16589.3
"1994"        19715.4        16757.8        19047.9
"1995"        21951.3        17969.2        20877.6
"1996"        27591          23901.7        29491.5
"1997"        27447.9        23916.6        28454.2
"1998"        37572.7        34056.3        41483.4
"1999"        34228.8        30903.2        36798.8

[END PLOT POINTS]


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Shares of Chase Vista Select Small Cap Value Fund, the Russell 2000 Index and the Lipper Small Company Growth Funds Average for the ten years ended 4/30/99. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the average and the index does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Russell 2000 Index tracks the shares of 2,000 small capitalization companies. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

The Lipper Small Company Growth Funds Average represents the average performance of a universe of 583 actively managed small company stock mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The quoted performance of Chase Vista Select Small Cap Value Fund includes performance of a predecessor account for the period dating back to 4/30/89 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue-chip" companies since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock.

Chase Vista Select Small Cap Value Fund
Portfolio of Investments April 30, 1999 (unaudited)
(Amounts in Thousands)


Shares     Issuer                                       Value
-----------------------------------------------------------------
Long-Term Investments -- 97.2%
-----------------------------------------------------------------
           Common Stock -- 97.2%
           ---------------------
           Agricultural Production/Services -- 0.7%
     268   Sylvan, Inc.*                             $  2,818
                                                     --------
           Apparel -- 0.3%
     357   World Tex, Inc.*                             1,049
                                                     --------
           Appliances & Household Durables -- 1.3%
     273   Watsco, Inc.                                 5,350
                                                     --------
           Automotive -- 2.5%
     196   Amcast Industrial Corp.                      3,276
     142   Donnelly Corp.                               1,937
     192   Edelbrock Corp.*                             2,816
     290   TBC Corp.*                                   2,247
                                                     --------
                                                       10,276
                                                     --------
           Banking -- 3.8%
     285   Eldorado Bancshares Inc.*                    2,814
     100   First Virginia Banks, Inc.                   5,000
     137   Summit Bancorp.                              5,803
     108   Trustmark Corp.                              2,281
                                                     --------
                                                       15,898
                                                     --------
           Broadcasting -- 2.0%
     172   Century Communications Corp.,
           Class A*                                     8,436
                                                     --------
           Business Services -- 9.8%
     147   Applied Graphics Technologies, Inc.*         1,488
     142   Cintas Corp.                                 9,791
     420   Concord EFS, Inc.*                          14,010
      91   IntelliQuest Information Group, Inc.*          944
     801   NFO Worldwide, Inc.*                         9,066
     306   Unifirst Corp.                               5,332
                                                     --------
                                                       40,631
                                                     --------
           Chemicals -- 3.6%
     340   Airgas, Inc.*                                3,995
     228   Hanna (M.A.) Co.                             3,685
     136   Minerals Technologies Inc.                   7,322
                                                     --------
                                                       15,002
                                                     --------

                       See notes to financial statements.

Chase Vista Select Small Cap Value Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares     Issuer                                       Value
-----------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------
           Computers/Computer Hardware -- 0.7%
     125   Adaptec, Inc.*                            $  3,008
                                                     --------
           Construction Materials -- 5.4%
     344   Carlisle Companies, Inc.                    16,876
     267   LSI Industries, Inc.                         5,348
                                                     --------
                                                       22,224
                                                     --------
           Consumer Products -- 6.7 %
     326   CSS Industries, Inc.*                        8,221
     203   Department 56 Inc.*                          5,499
     105   Enesco Group Inc.                            2,205
     682   Interface, Inc., Class A*                    4,815
     150   Oil-Dri Corp. of America                     2,287
     127   Oneida LTD                                   3,071
      34   The Scotts Co., Class A                      1,390
                                                     --------
                                                       27,488
                                                     --------
           Distribution -- 3.8%
     237   Applied Industrial Technology, Inc.          3,530
     140   Daisytek International Corp.*                2,345
      60   Lawson Products, Inc.                        1,358
     105   Performance Food Group Co.*                  2,783
     467   Richfood Holdings, Inc.                      5,839
                                                     --------
                                                       15,855
                                                     --------
           Diversified -- 2.3%
      41   Corning Inc.                                 2,336
     310   Myers Industries, Inc.                       7,020
                                                     --------
                                                        9,356
                                                     --------
           Electronics/Electrical Equipment -- 6.1%
     634   Artesyn Technologies, Inc.*                 11,416
      75   Comptek Research, Inc.*                        626
     275   Medar, Inc.*                                   576
     175   Technitrol, Inc.                             5,119
     295   Vishay Intertechnology, Inc.*                5,153
     309   X-Rite, Inc.                                 2,125
                                                     --------
                                                       25,015
                                                     --------
           Entertainment/Leisure -- 0.1%
      54   Johnson Worldwide Associates, Inc.,
           Class A*                                       468
                                                     --------


                       See notes to financial statements.

Chase Vista Select Small Cap Value Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares     Issuer                                        Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
           Environmental Services -- 0.5%
     177   Met-Pro Corp.                              $  2,053
                                                      --------
           Financial Services -- 2.1%
     665   Cash America International, Inc.              8,474
                                                      --------
           Food/Beverage Products -- 1.4%
     120   Dreyer's Grand Ice Cream, Inc.                1,635
     195   J & J Snack Foods Corp.*                      4,241
                                                      --------
                                                         5,876
                                                      --------
           Health Care/Health Care Services -- 4.1%
      65   Beckman Coulter Inc., (Germany)               3,132
      97   Morrison Health Care, Inc.                    1,825
     450   ResMed, Inc.*                                11,897
                                                      --------
                                                        16,854
                                                      --------
           Insurance -- 8.2%
      68   Arthur J. Gallagher & Co.                     3,221
     299   Brown & Brown                                 9,778
     595   HCC Insurance Holdings, Inc.                 12,575
     290   Trenwick Group, Inc.                          8,123
                                                      --------
                                                        33,697
                                                      --------
           Leasing -- 0.7%
     150   McGraft Rentcorp                              2,850
                                                      --------
           Machinery & Engineering Equipment -- 6.5%
     194   Applied Power, Inc., Class A                  6,114
     200   Columbus McKinnon Corp.                       4,200
     379   Teleflex, Inc.                               16,506
                                                      --------
                                                        26,820
                                                      --------
           Manufacturing -- 6.8%
     708   Essef Corp.*                                 13,813
     195   Flowserve Corp.                               3,624
     481   Lydall, Inc.*                                 4,332
     250   Stimsonite Corp.*                             2,250
     105   Trinity Industries, Inc.                      3,655
      50   United Industrial Corp.                         588
                                                      --------
                                                        28,262
                                                      --------
           Packaging -- 2.8%
     587   Shorewood Packaging Corp.*                   11,583
                                                      --------

                       See notes to financial statements.

Chase Vista Select Small Cap Value Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares     Issuer                                         Value
-------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------
           Paper/Forest Products -- 2.3%
     200   Albany International Corp., Class A         $  4,859
     286   Wausau-Mosinee Paper Corp.                     4,725
                                                       --------
                                                          9,584
                                                       --------
           Pharmaceutical -- 0.7%
      93   Pharmaceutical Product Development,
           Inc.*                                          2,716
                                                       --------
           Printing & Publishing -- 2.3%
     305   Banta Corp.                                    6,492
     168   Bowne & Co., Inc.                              3,150
                                                       --------
                                                          9,642
                                                       --------
           Restaurants/Food Services -- 3.2%
     292   Ruby Tuesday, Inc.                             5,328
     298   Sbarro, Inc.                                   7,804
                                                       --------
                                                         13,132
                                                       --------
           Retailing -- 3.7%
     300   Cato Corp., Class A                            3,375
     228   Heilig-Meyers Co.                              1,338
     360   Office Depot, Inc.*                            7,920
      98   Tractor Supply Co.*                            2,690
                                                       --------
                                                         15,323
                                                       --------
           Shipping/Transportation -- 2.8%
      73   Harmon Industries, Inc.                        1,605
      50   Hub Group, Inc., Class A*                      1,138
     210   M.S. Carriers, Inc.*                           6,700
     124   Swift Transportation Co., Inc.*                2,274
                                                       --------
                                                         11,717
                                                       --------
           Total Common Stock                           401,457
                                                       --------
           (Cost $255,635)
           Poison Pill Rights -- 0.0%
           --------------------------
           Electronics/Electrical Equipment -- 0.0%
      73   Harmon Industries, Inc., Expires
           04/26/09                                           0
                                                       --------
           Manufacturing -- 0.0%
     105   Trinity Industries Inc., Expires 04/07/09          0
                                                       --------
           Total Poison Pill Rights                           0
           (Cost $0)
-------------------------------------------------------------------

                       See notes to financial statements.

Chase Vista Select Small Cap Value Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


Shares       Issuer                                 Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
             Total Long-Term Investments         $401,457
             (Cost $255,635)
-------------------------------------------------------------
 Principal
   Amount
-------------------------------------------------------------
Short-Term Investments -- 2.8%
-------------------------------------------------------------
             Repurchase Agreement -- 2.8%
             -----------------------------
$  11,630    Greenwich Capital Markets, Inc.,
             4.93%, due 5/3/99, (Dated
             4/30/99, Proceeds $11,635,
             Secured by: FNMA, $30,546,
             5.50% to 7.50%, due 11/01/13
             through 12/01/28; Market Value
             $11,866)                              11,630
             (Cost $11,630)
-------------------------------------------------------------

             Total Investments -- 100.0%         $413,087
             (Cost $267,265)
-------------------------------------------------------------


* -- Non income producing security.
FNMA -- Federal National Mortgage Association.

                       See notes to financial statements.

                  Chase Vista Select International Equity Fund
                              as of April 30, 1999
                                   (unaudited)

Fund Facts



               Objective:   Capital growth and income
     Primary investments:   Common stocks, preferred stocks,
                            convertibles and warrants of established
                            companies outside the U.S.
     Suggested investment
              time frame:   Long-term
        Market benchmark:   MSCI EAFE Index
 Lipper funds category:     International Equity Funds Average
          Inception date:   1/1/97
        Newspaper symbol:   Intl Eq
              Net assets:   $223.1 million



Investment Style/Market Cap

---------------------
                 X    Large
---------------------
                      Med.
---------------------
                      Small
---------------------
 Value  Blend  Growth

                  Chase Vista Select International Equity Fund
                              as of April 30, 1999
                                  (unaudited)

How the Fund Performed
Chase Vista Select International Equity Fund, which seeks long-term growth of capital by investing in the common stocks of established overseas companies, provided shareholders with a total return of 14.97% for the six-month period ended April 30, 1999.


How the Fund Was Managed
Fund management's decision to overweight the portfolio in European equities during a strong rally by these stocks proved beneficial to shareholders. Exposure to Japanese and southeast Asia stocks helped performance, but the Fund's underweighting in these securities detracted from performance.

Exposure to European stocks bolstered performance early in the period. Enthusiasm over the creation of the European Monetary Union in late 1998 and early 1999 was largely responsible for the rise in equity prices. However, slowing economic growth on the Continent and weakness in the Euro caused the rally to lose momentum.

In the final three months of the period, the Fund enjoyed good performance from its exposure to Japanese equities, which recorded good investment results thanks to increasing investor optimism that the Japanese government will take serious steps to address the country's fundamental economic problems.

The Fund also benefited from its investment in the emerging markets of southeast Asia and Latin America. Although Brazil's decision to devalue its currency in January had a negative impact on emerging markets, equity prices recovered later in February and went on to post solid gains.


Where the Fund May be Headed
Looking ahead, we remain positive on international equity markets. Global financial problems that have weighed heavily on world equity markets periodically over the past two years have subsided. Moreover, prospects for global economic growth are improving.

Since concerns over rising inflation due to a strengthening global economy may pose a threat to the markets near-term, we believe our country allocation and stock selection strategy will play an important role in delivering good relative investment results for the remainder of this year.

As always, we will remain diversified among numerous countries and individual companies to increase shareholders' investment potential and to limit portfolio risk.

                  Chase Vista Select International Equity Fund
                              as of April 30, 1999
                                  (unaudited)

How Much of the Fund Was Invested


[PLOT POINTS FOR PIE CHART]

Cash (7.37%)

Investments (92.63%)

[END PLOT POINTS]


What the Fund Invested In
Percentage of Total Portfolio Investments

[PLOT POINTS FOR PIE CHART]

Argentina (1.1%)    Brazil (3.8%)    Finland (2.8%)    France (10.6%)

Germany (10.4%)    Ireland (3.0%)    Italy (5.1%)    Japan (16.9%)

Mexico (1.1%)    Netherlands (4.9%)    Portugal (1.6%)    Spain (4.7%)

Sweden (2.1%)    Switzerland (6.3%)    United Kingdom (22.8%)    Other (2.8%)


Top Ten Equity Holdings

 1. British Petroleum Co., PLC (3.13%) An oil and petrochemicals company. The Company explores for and produces oil and natural gas; refines, markets, and supplies petroleum products; and manufactures and markets chemicals.

 2. Kamps AG (2.83%) Produces and sells baked goods including breads, cookies, biscuits and snack food, emphasizing regional specialties. The Company provides easy-made and frozen food items to chains of independently operated stores organized on a regional basis.

 3. UBS AG (2.73%) Attracts deposits and offers retail, corporate and private banking services.

 4. Vodafone Group PLC (2.69%) Provides telecommunications services and operates the Vodafone network. The Company's services include cellular radio, wide area paging, distribution, and value added network services.

 5. Royal Bank of Scotland Group (2.33%) Offers services to personal customers that include bank and savings accounts, credit cards and mortgages, life assurance and innovative investment products.

 6. Cap Gemini Sogeti SA (2.31%) Offers computer consulting services. The Company offers software products and information systems management, project management and education and training services.

 7. Pinault-Printemps-Redoute SA (2.22%) Operates department stores and distributes building materials. The company operates several different department stores throughout the world which sell a wide range of consumer goods.

 8. Daimler-Chrysler AG (2.22%) Designs, manufactures and markets automobiles, light trucks and commercial vehicles worldwide. The Company also manufactures commercial and military aircraft, defense and aerospace systems, rail systems, electronics and diesel engines.

 9. Telecommunicacoes Brasileiras SA, ADR (2.07%) Telebras was a holding for the telecommunications sector in Brasil.

10. Berkeley Group PLC (1.87%) A residential house building company that also invests in commercial property. The Company purchases and develops land and constructs homes and apartments complexes.


Top 10 equity holdings comprised 24.40% of the Portfolio's market value of investments. Fund holdings are subject to change at any time.

                 Chase Vista Select International Equity Fund
                              as of April 30, 1999
                                  (unaudited)

Average Annual Total Returns+
This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                                   Since Inception
                                      1 Year           5 Years         (5/31/93)
                                  ------------     -------------     ------------
Select International Equity           0.27%            8.55%            8.35%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

+ The quoted performance of Chase Vista Select International Equity Fund includes performance of a predecessor account for the period dating back to 5/31/93 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

                  Chase Vista Select International Equity Fund
                              as of April 30, 1999
                                  (unaudited)

Life of Fund Performance
This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Select International Equity Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

[PLOT POINTS FOR LINE CHART]

International Equity Fund

            Chase Vista                     Lipper
               Select         MSCI       International
           International      EAFE        Equity Fund
            Equity Fund       Index           Avg.
"1993"        10000          10000          10000
"1994"        10605.5        11448.3        11877.5
"1995"        10222.3        12123          11757.3
"1996"        12245.4        13544.3        13655.7
"1997"        12646          13461.1        14394.3
"1998"        15360.4        16049.9        17325.1
"1999"        15157.7        17624.4        17837.3


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Shares of Chase Vista Select International Equity Fund, the MSCI EAFE Index and the Lipper International Funds Average from 5/31/93 to 4/30/99. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the average and the index does not include a sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.

The MSCI EAFE (Europe, Australia, Far East) Index is representative of the performance of the world's equity markets, excluding the U.S. and Canada. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

The Lipper International Equity Funds Average represents the average performance of a universe of 485 actively managed international stock mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The quoted performance of Chase Vista Select International Equity Fund includes performance of a predecessor account for the period dating back to 5/31/93 and prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the account had been registered, the account's performance may have been adversely affected. Also, the Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce returns.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. or other nations.

Chase Vista Select International Equity Fund
Portfolio of Investments April 30, 1999 (unaudited)
(Amounts in Thousands)


                                                 Value
Shares     Issuer                                (USD)
-------------------------------------------------------------
Long-Term Investments -- 95.0%
-------------------------------------------------------------
           Common Stock -- 94.8%
           ---------------------
           Argentina -- 1.0%
           Oil & Gas -- 1.0%
      55   YPF Sociedad ADR                      $  2,323
                                                 --------
           Australia -- 0.6%
           Diversified -- 0.4%
     311   Futuris Corp. LTD                          452
     139   Lang Corp., LTD                            455
                                                 --------
                                                      907
                                                 --------
           Food/Beverage Products -- 0.1%
     106   Foster's Brewing Group, LTD                310
                                                 --------
           Multi-Media -- 0.1%
      33   Publishing & Broadcasting LTD              222
                                                 --------
           Total Australia                          1,439
                                                 --------
           Brazil -- 3.6%
           Telecommunications -- 2.0%
           Telecomunicacoes Brasileiras SA,
      48    ADR, Preferred Block*                   4,386
      48    ADR*                                        4
                                                 --------
                                                    4,390
                                                 --------
           Utilities -- 1.6%
     370   Centrais Electricas Brasilieros PN       3,675
       9   Centrais Geradoras do Sul do Brazil
           SA, ADR                                     35
                                                 --------
                                                    3,710
                                                 --------
           Total Brazil                             8,100
                                                 --------
           Finland -- 2.7%
           Telecommunications -- 2.7%
      48   Nokia Oyj                                3,689
     117   Sonera Group Oyj                         2,317
                                                 --------
           Total Finland                            6,006
                                                 --------
           France -- 10.1%
           Banking -- 1.5%
      30   Credit Commercial de France @            3,217
                                                 --------

                       See notes to financial statements.

Chase Vista Select International Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


                                                   Value
Shares     Issuer                                  (USD)
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
           Computer Software -- 2.2%
      32   Cap Gemini Sogeti SA @                  $  4,895
                                                   --------
           Entertainment/Leisure -- 0.4%
      44   Parc Asterix, SA                             954
                                                   --------
           Insurance -- 1.1%
     101   CNP Assurances*                            2,526
                                                   --------
           Manufacturing -- 0.9%
      11   Compagnie de Saint Gobain                  1,862
                                                   --------
           Oil & Gas -- 1.9%
      17   Elf Aquitaine SA                           1,645
      12   Total Cie Francaise Petroles, Ser. B       2,654
                                                   --------
                                                      4,299
                                                   --------
           Retailing -- 2.1%
      28   Pinault-Printemps-Redoute SA               4,714
                                                   --------
           Total France                              22,467
                                                   --------
           Germany -- 9.7%
           Automotive -- 2.1%
      48   DaimlerChrysler AG @                       4,713
                                                   --------
           Chemicals -- 3.1%
      77   Degussa -- Huels AG*                       3,364
      77   Hoechst AG @                               3,649
                                                   --------
                                                      7,013
                                                   --------
           Food/Beverage Products -- 2.8%
     174   Kamps AG @                                 5,990
                                                   --------
           Insurance -- 1.7%
      12   Allianz AG                                 3,860
                                                   --------
           Total Germany                             21,576
                                                   --------
           Greece -- 0.9%
           Telecommunications -- 0.9%
      71   STET Hellas Telecommunications SA,
           ADR*                                       1,905
                                                   --------
           Ireland -- 2.9%
           Airlines -- 0.8%
     200   Ryanair Holdings PLC*                      1,756
                                                   --------


                       See notes to financial statements.

Chase Vista Select International Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


                                                 Value
Shares     Issuer                                (USD)
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
           Real Estate -- 0.9%
     334   Green Property PLC                    $  2,069
                                                 --------
           Telecommunications -- 1.2%
      53   Esat Telecom Group PLC, ADR*             2,576
                                                 --------
           Total Ireland                            6,401
                                                 --------
           Italy -- 4.8%
           Computers/Computer Hardware -- 1.0%
     621   Olivetti Group SPA*                      2,169
                                                 --------
           Food/Beverage Products -- 0.6%
     530   Cremonini SPA*                           1,380
                                                 --------
           Insurance -- 1.7%
     320   Alleanza Assicurazioni                   3,843
                                                 --------
           Oil & Gas -- 0.3%
     100   Ente Nazionale Idrocarburi SPA             659
                                                 --------
           Printing & Publishing -- 0.3%
     310   Poligrafici Editoriale SPA                 628
                                                 --------
           Telecommunications -- 0.9%
     199   Telecom Italia SPA                       2,120
                                                 --------
           Total Italy                             10,799
                                                 --------
           Japan -- 15.1%
           Automotive -- 0.3%
     160   Nissan Motor Co., LTD                      614
                                                 --------
           Broadcasting -- 0.6%
       1   Fuji Television Network, Inc. @          1,225
                                                 --------
           Business Services -- 0.5%
      12   Secom Co., LTD @                         1,172
                                                 --------
           Chemicals -- 1.4%
     210   Asahi Chemical Industry Co., LTD         1,223
     144   Kaneka Corp. @                           1,164
     200   Nippon Sanso Corp.                         704
                                                 --------
                                                    3,091
                                                 --------
           Consumer Products -- 1.1%
      58   KAO Corp. @                              1,472
      24   Uni-Charm Corp.                          1,074
                                                 --------
                                                    2,546
                                                 --------

                       See notes to financial statements.

Chase Vista Select International Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


                                                       Value
Shares     Issuer                                      (USD)
-------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------
           Distribution -- 0.4%
     127   Mitsui & Co.                                $    931
                                                       --------
           Electronics/Electrical Equipment -- 3.2%
      47   Aiwa Co., LTD                                  1,339
       1   Advantest Corp.                                   31
     168   Fujikura LTD                                     875
      17   Futaba Corp.                                     718
       4   Keyence Corp.                                    601
      18   Murata Manufacturing Co., LTD @                1,030
       8   Rohm Co.                                         965
       6   SMC Corp.                                        517
     154   Toshiba Corp.                                  1,032
                                                       --------
                                                          7,108
                                                       --------
           Entertainment/Leisure -- 0.5%
      11   Nintendo Co., LTD                              1,007
                                                       --------
           Financial Services -- 0.2%
      27   Credit Saison Co., LTD                           548
                                                       --------
           Food/Beverage Products -- 0.6%
      75   Ajinomoto Co., Inc. @                            868
      19   Nissin Food Products, Co. LTD                    417
                                                       --------
                                                          1,285
                                                       --------
           Home Building Construction -- 0.4%
      86   Sekisui House, LTD                               963
                                                       --------
           Insurance -- 0.4%
      81   Tokio Marine & Fire Insurance Co.                944
                                                       --------
           Machinery & Engineering Equipment -- 1.2%
      15   Fuji Machine Manufacturing Co., LTD              535
     170   Komatsu LTD                                    1,013
     163   Tokyo Kikai Seisakusho                         1,050
                                                       --------
                                                          2,598
                                                       --------
           Pharmaceuticals -- 0.8%
      60   Fujisawa Pharmaceutical Co., LTD @               985
      20   Takeda Chemical Industries @                     870
                                                       --------
                                                          1,855
                                                       --------


                       See notes to financial statements.

Chase Vista Select International Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


                                                   Value
Shares     Issuer                                  (USD)
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
           Real Estate -- 0.2%
      70   Hankyu Realty Co., LTD                  $    306
       5   Tachihi Enterprise Co. LTD                   139
                                                   --------
                                                        445
                                                   --------
           Retailing -- 0.8%
      16   Ito-Yokado Co. LTD                           983
      20   Matsumotokiyoshi                             854
                                                   --------
                                                      1,837
                                                   --------
           Shipping/Transportation -- 0.3%
       1   East Japan Railway Co.                       543
                                                   --------
           Telecommunications -- 1.8%
      15   Matsushita Communication Industries @      1,077
       1   NTT Data Corp.                             1,132
       1   NTT Mobile Communication Network,
           Inc.                                       1,818
                                                   --------
                                                      4,027
                                                   --------
           Textiles -- 0.4%
      74   Kuraray Co., LTD                             843
                                                   --------
           Total Japan                               33,582
                                                   --------
           Malta -- 0.9%
           Telecommunications --
     135   Maltacom PLC, GDR, Reg. S*                 1,918
                                                   --------
           Mexico -- 1.0%
           Diversified -- 0.7%
     400   ALFA, SA de CV, Class A                    1,591
                                                   --------
           Retailing -- 0.3%
     950   Grupo Elektra, SA de CV, L Shares            668
                                                   --------
           Total Mexico                               2,259
                                                   --------
           Netherlands -- 5.6%
           Banking -- 1.6%
      59   ING Groep NV                               3,614
                                                   --------
           Food/Beverage Products -- 0.6%
      65   Laurus NV                                  1,404
                                                   --------

                       See notes to financial statements.

Chase Vista Select International Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


                                                  Value
Shares     Issuer                                 (USD)
--------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------
           Multi-Media -- 1.0%
      44   United Pan-Europe Communications
           NV*                                    $  2,253
                                                  --------
           Printing & Publishing -- 1.7%
      95   Verenigde Nederlandse
           Uitgeversbedrijvan Verenigd Bezit         3,849
                                                  --------
           Retailing -- 0.5%
      32   Koninklijke Ahold NV                      1,177
                                                  --------
           Telecommunications -- 0.2%
       4   Equant NV*                                  324
                                                  --------
           Total Netherlands                        12,621
                                                  --------
           Portugal -- 1.5%
           Banking -- 1.1%
      88   Banco Comercial Portugues, SA             2,482
                                                  --------
           Construction -- 0.4%
      21   Brisa-Auto Estradas de Portugal, SA         912
                                                  --------
           Total Portugal                            3,394
                                                  --------
           Singapore -- 0.1%
           Real Estate -- 0.1%
     106   DBS Land, LTD                               197
                                                  --------
           Spain -- 4.5%
           Banking -- 1.6%
     153   Argentaria, Caja Postal y Banco
           Hipotecario de Espana, SA                 3,604
                                                  --------
           Business Services -- 0.8%
     150   Prosequr, CIA de Seguridad SA,
           Registered                                1,738
                                                  --------
           Construction -- 0.5%
      17   Fomento de Construcciones y Contratas
           SA                                        1,052
                                                  --------
           Steel -- 0.4%
      28   Acerinos SA                                 846
                                                  --------
           Telecommunications -- 1.2%
      57   Telephonica de Espana                     2,695
                                                  --------
           Total Spain                               9,935
                                                  --------


                       See notes to financial statements.

Chase Vista Select International Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


                                                     Value
Shares     Issuer                                    (USD)
-----------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------
           Sweden -- 2.0%
           Banking -- 0.8%
      45   Svenska Handelsbanken A Shares            $  1,691
                                                     --------
           Metals/Mining -- 1.2%
      61   Assa Abloy AB                                2,679
                                                     --------
           Total Sweden                                 4,370
                                                     --------
           Switzerland -- 6.0%
           Banking -- 2.6%
      17   UBS AG                                       5,784
                                                     --------
           Engineering Services -- 0.2%
       1   ABB AG                                         438
                                                     --------
           Insurance -- 1.8%
       6   Zurich Allied AG                             3,939
                                                     --------
           Pharmaceuticals -- 1.4%
       1   Roche Holding AG                             3,182
                                                     --------
           Total Switzerland                           13,343
                                                     --------
           Thailand -- 0.2%
           Oil & Gas -- 0.1%
      19   PTT Exploration and Production
           Public Co., LTD (Foreign)*                     178
                                                     --------
           Utilities -- 0.1%
      87   Electricity Generating Public Co., LTD*        193
                                                     --------
           Total Thailand                                 371
                                                     --------
           United Kingdom -- 21.6%
           Banking -- 3.8%
     151   National Westminster Bank                    3,640
     209   Royal Bank of Scotland Group PLC @           4,933
                                                     --------
                                                        8,573
                                                     --------
           Business Services -- 1.1%
     288   Jarvis PLC                                   2,407
                                                     --------
           Computers/Computer Services -- 0.8%
     184   SEMA Group PLC                               1,779
                                                     --------
           Construction -- 1.8%
     332   Berkeley Group PLC                           3,961
                                                     --------

                       See notes to financial statements.

Chase Vista Select International Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


                                                    Value
Shares   Issuer                                     (USD)
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
         Diversified -- 1.1%
    52   Granada Group PLC                          $  1,104
   139   Securicor PLC                                 1,302
                                                    --------
                                                       2,406
                                                    --------
         Electronics/Electrical Equipment -- 1.6%
   328   General Electric Co., PLC                     3,479
                                                    --------
         Financial Services -- 2.2%
   115   Barclays PLC                                  3,666
   497   Legal & General Group PLC                     1,445
                                                    --------
                                                       5,111
                                                    --------
         Food/Beverage Products -- 1.4%
   265   Diageo PLC                                    3,064
                                                    --------
         Multi-Media -- 1.1%
   181   Reuters Group PLC                             2,450
                                                    --------
         Oil & Gas -- 3.0%
   349   British Petroleum Co., PLC                    6,632
                                                    --------
         Pharmaceuticals -- 1.1%
   185   SmithKline Beecham PLC                        2,446
                                                    --------
         Telecommunications -- 2.6%
    11   Energis PLC *                                   306
   309   Vodafone Group PLC @                          5,695
                                                    --------
                                                       6,001
                                                    --------
         Total United Kingdom                         48,309
                                                    --------
         Total Common Stock                          211,315
                                                    --------
         (Cost $183,861)
         Convertible Preferred Stock -- 0.0%
         -----------------------------------
         Malaysia -- 0.0%
         Construction --
10,000   Sunway Building Technology, Bhd, 3.0%
         RULS, (Redeemable Unsecured Loan
         Stock)                                           18
                                                    --------
         (Cost $40)


                       See notes to financial statements.

Chase Vista Select International Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


                                             Value
Shares   Issuer                              (USD)
---------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------
         Rights -- 0.0%
         -----------------------------------
         Spain -- 0.0%
         Telecommunications -- 0.0%
 57      Telefonica SA                       $     54
                                             --------
         (Cost $0)
         Warrants -- 0.2%
         -----------------------------------
         Germany -- 0.2%
         Insurance -- 0.0%
  1      Muenchener Rueckversicherungs-
         Gesellschaft AG, Expires
         06/03/02                                  17
                                             --------
         Utilities -- 0.2%
 50      German Utilities Basket, Expires
          11/04/00                                 409
                                             --------
         Total Germany                            426
                                             --------
         Hong Kong -- 0.0%
         Diversified -- 0.0%
  5      Wharf Holdings,
         Expires 12/31/99                           3
                                             --------
         Financial Services -- 0.0%
 74      Guangdong Investment,
         LTD, $8.00,
         Expires 07/30/99                           0
                                             --------
         Total Hong Kong                            3
                                             --------
         Total Warrants                           429
                                             --------
         (Cost $1,112)
Principal
 Amount
 (Local
Currency)
         Corporate Notes and Bonds -- 0.0%
         ---------------------------------
         Germany -- 0.0%
         Automotive -- 0.0%
 73      Daimler-Benz AG, 5.75%, 06/14/02          64
         (Cost $56)
=========================================================
         Total Investments -- 95.0%          $211,880
                   (Cost $185,069)
=========================================================

                       See notes to financial statements.

Chase Vista Select International Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)


                                                 Original     Notional       Unrealized
                                                 Notional     Value at     Appreciation/
Number of                                          Value       4/30/99     (Depreciation)
Contracts                  Description             (USD)        (USD)          (USD)
--------------------------------------------------------------------------------------------------
Long Futures Outstanding
------------------------
122                         Nikkei 225 Index Future,
                            Expires June 1999           $7,464       $8,568        $1,104
Short Futures Outstanding
-------------------------
166                         Dow Jones Euro
                            STOXX 50 Index Future,
                            Expires June 1999           $6,299       $6,568       ($  269)

* -- Non-income producing security.
@ -- All or a portion of this security is segregated.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.













                       See notes to financial statements.

Chase Vista Select Funds
Statement of Assets and Liabilities April 30, 1999 (unaudited)
(Amounts in Thousands)
--------------------------------------------------------------------------------


                                                                 Chase Vista Select
                                            ------------------------------------------------------------
                                                               Equity        Large Cap       Large Cap
                                              Balanced         Income          Equity          Growth
                                                Fund            Fund            Fund            Fund
                                            ------------   -------------   -------------   -------------
ASSETS:
  Investment securities, at value
   (Note 1) .............................     $168,866      $1,019,066       $ 191,340       $ 814,456
  Cash ..................................          120              --               1              --
  Foreign Currency ......................           --              --              --              --
  Receivables:
   Variation margin on futures
    contracts ...........................           --              --              --              --
   Investment securities sold ...........          949          10,354           1,415           9,428
   Open forward currency
    contracts ...........................           --              --              --              --
   Interest and dividends ...............          667           1,574             159             253
   Fund shares sold .....................           --              36             145              75
  Other assets ..........................           10              42              12              29
                                              --------      ----------       ---------       ---------
     Total Assets .......................      170,612       1,031,072         193,072         824,241
                                              --------      ----------       ---------       ---------
LIABILITIES:
  Payables:
   Investment securities
    purchased ...........................        2,746          26,037             271          11,998
   Trust shares redeemed ................           22             260               1             160
   Open forward currency
    contracts ...........................           --              --              --              --
   Dividends payable ....................          379           1,383             146             146
  Accrued liabilities (Note 2) ..........           38             155              55             105
                                              --------      ----------       ---------       ---------
     Total Liabilities ..................        3,185          27,835             473          12,409
                                              --------      ----------       ---------       ---------
NET ASSETS:
  Paid in capital                              103,699         739,814         106,530         315,591
  Accumulated undistributed net
   investment income ....................          (62)           (279)              9              20
  Accumulated undistributed net
   realized gain on investment
   and futures transactions .............        8,424          99,070          31,789          68,986
  Net unrealized appreciation of
   investments and futures
   transactions .........................       55,366         164,632          54,271         427,235
                                              --------      ----------       ---------       ---------
     Total Net Assets ...................     $167,427      $1,003,237       $ 192,599       $ 811,832
                                              ========      ==========       =========       =========
Shares of beneficial interest
  outstanding ($.001 par value;
  unlimited number of shares
  authorized) ...........................        4,778          33,824           4,857          18,427
  Net asset value, redemption and
   offering price per share .............     $  35.04      $    29.66       $   39.66       $   44.06
                                              ========      ==========       =========       =========
  Cost of Investments ...................     $113,500      $  854,434       $ 137,069       $ 387,221
                                              ========      ==========       =========       =========


                       See notes to financial statements.

Chase Vista Select Funds
Statement of Assets and Liabilities April 30, 1999 (unaudited) (continued) (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                                      Chase Vista Select
                                                       ------------------------------------------------
                                                          New Growth       Small Cap      International
                                                        Opportunities        Value           Equity
                                                             Fund             Fund            Fund
                                                       ---------------   -------------   --------------
ASSETS:
  Investment securities, at value (Note 1) .........      $ 129,363        $ 413,087        $211,880
  Cash .............................................              1               --           1,077
  Foreign Currency (Cost $2,848)....................             --               --           2,840
  Receivables: .....................................
   Variation margin on futures contracts ...........             --               --             835
   Investment securities sold ......................            327               --          10,544
   Open forward currency contracts .................             --               --             217
   Interest and dividends ..........................              8              183             658
   Fund shares sold ................................             --               --             680
  Other assets .....................................              8               23              14
                                                          ---------        ---------        --------
     Total Assets ..................................        129,707          413,293         228,745
                                                          ---------        ---------        --------
LIABILITIES:
  Payables:
   Investment securities purchased .................          2,275               --           4,354
   Trust shares redeemed ...........................             --               42               5
   Open forward currency contracts .................             --               --           1,198
   Dividends payable ...............................             --               --              --
  Accrued liabilities (Note 2) .....................             87               85              76
                                                          ---------        ---------        --------
     Total Liabilities .............................          2,362              127           5,633
                                                          ---------        ---------        --------
NET ASSETS:
  Paid in capital ..................................         76,980          233,648         184,731
  Accumulated undistributed net investment
   income ..........................................             50              329          (1,295)
  Accumulated undistributed net realized gain
   on investment and futures transactions ..........         11,315           33,367          13,045
  Net unrealized appreciation of investments
   and futures transactions ........................         39,000          145,822          26,631
                                                          ---------        ---------        --------
     Total Net Assets ..............................      $ 127,345        $ 413,166        $223,112
                                                          =========        =========        ========
Shares of beneficial interest outstanding
  ($.001 par value; unlimited number of
  shares authorized) ...............................          3,662            7,508           7,096
  Net asset value, redemption and offering
   price per share .................................      $   34.77        $   55.03        $  31.44
                                                          =========        =========        ========
  Cost of Investments ..............................      $  90,363        $ 267,265        $185,069
                                                          =========        =========        ========


                       See notes to financial statements.

Chase Vista Select Funds
Statement of Operations For the six months ended April 30, 1999 (unaudited) (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                           Chase Vista Select
                                        ---------------------------------------------------------
                                                        Equity        Large Cap       Large Cap
                                         Balanced       Income         Equity          Growth
                                           Fund          Fund           Fund            Fund
                                        ----------   ------------   ------------   --------------
INVESTMENT INCOME:
  Dividend ..........................   $   789        $  9,492       $1,168          $ 2,787
  Interest ..........................     1,966           1,473          172               25
  Foreign taxes withheld ............        --             (73)            (6)              (2)
                                        -------        --------       ---------       ----------
    Total investment income .........     2,755          10,892        1,334            2,810
                                        -------        --------       --------        ---------
EXPENSES: (Note 2)
  Investment advisory fees ..........       407           1,946          376            1,516
  Administration fees ...............       122             729          141              569
  Custodian fees ....................        46              71           48               73
  Printing and postage ..............         2              12            2                7
  Professional fees .................        13              30           20               27
  Registration costs ................         1               5            1                3
  Transfer agent fees ...............         6              13            9               14
  Trustees fees and expenses ........         4              24            5               19
  Other .............................         5              30            8               19
                                        -------        --------       --------        ---------
    Total expenses ..................       606           2,860          610            2,247
                                        -------        --------       --------        ---------
   Less amounts waived
    (Note 2) ........................       569           2,726          563            2,141
   Less expenses borne by
     the Distributor .................         1              --            3                4
                                        -------        --------       --------        ---------
    Net expenses ....................        36             134           44              102
                                        -------        --------       --------        ---------
     Net investment income                2,719          10,758        1,290            2,708
                                        -------        --------       --------        ---------
REALIZED AND
  UNREALIZED GAIN ...................
  (LOSS) ON INVESTMENTS:
Net realized gain on: ...............
  Investments .......................     8,439         100,247       31,847           69,241
  Futures transactions ..............        --              --           --               --
  Foreign currency transactions .....        --              --           --               --
  Change in net unrealized
   appreciation/depreciation on:
    Investments .....................     7,933          26,258        1,890          116,274
    Futures transactions ............        --              --           --               --
    Foreign currency
     transactions ...................        --              --           --               --
                                        -------        --------       --------        ---------
  Net realized and unrealized gain
   on investments, futures and
   foreign currency transactions.....    16,372         126,505       33,737          185,515
                                        -------        --------       --------        ---------
  Net increase in net assets from
   operations .......................   $19,091        $137,263       $35,027         $188,223
                                        =======        ========       ========        =========


                       See notes to financial statements.

Chase Vista Select Funds
Statement of Operations For the six months ended April 30, 1999 (unaudited) (continued)
(Amounts in Thousands)
--------------------------------------------------------------------------------


                                                                       Chase Vista Select
                                                         ----------------------------------------------
                                                            New Growth      Small Cap     International
                                                          Opportunities       Value          Equity
                                                               Fund            Fund           Fund
                                                         ---------------   -----------   --------------
INVESTMENT INCOME:
  Dividend ...........................................       $    89         $ 1,836        $  1,313
  Interest ...........................................           192             878             166
  Foreign taxes withheld .............................            --              --            (166)
                                                             -------         -------        --------
    Total investment income ..........................           281           2,714           1,313
                                                             -------         -------        --------
EXPENSES: (Note 2) ...................................
  Investment Advisory fees ...........................           401           1,379           1,122
  Administration fees ................................            93             318             168
  Custodian fees .....................................            44              55             149
  Printing and postage ...............................             5               7               5
  Professional fees ..................................            14              26              26
  Registration costs .................................             5              --              --
  Transfer agent fees ................................            10               8               9
  Trustees fees and expenses .........................             3              11               6
  Other ..............................................             3              10              13
                                                             -------         -------        --------
    Total expenses ...................................           578           1,814           1,498
                                                             -------         -------        --------
  Less amounts waived (Note 2) .......................           533           1,744           1,437
  Less expenses borne by the Distributor .............            --               5              --
                                                             -------         -------        --------
    Net expenses .....................................            45              65              61
                                                             -------         -------        --------
     Net investment income ...........................           236           2,649           1,252
                                                             -------         -------        --------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain on:
  Investments ........................................        11,407          33,403          13,373
  Futures transactions ...............................            --              --             921
  Foreign currency transactions ......................            --              --             157
  Change in net unrealized appreciation/
   depreciation on:
    Investments ......................................        10,295           4,475          17,755
    Futures transactions .............................            --              --             816
    Foreign currency transactions ....................            --              --          (2,695)
                                                             -------         -------        --------
  Net realized and unrealized gain on
   investments, futures and foreign currency
   transactions ......................................        21,702          37,878          30,327
                                                             -------         -------        --------
  Net increase in net assets from operations .........       $21,938         $40,527        $ 31,579
                                                             =======         =======        ========


                       See notes to financial statements.

--------------------------------------------------------------------------------
Chase Vista Select Funds
Statements of Changes in Net Assets For the periods indicated (unaudited) (Amounts in Thousands)

                                                                                    Chase Vista Select
                                                                                 -------------------------
                                                                                         Balanced
                                                                                           Fund
                                                                                 -------------------------
                                                                                   11/01/98       Year
                                                                                    Through       Ended
                                                                                   04/30/99     10/31/98
                                                                                 ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income .........................................................  $   2,719    $   6,804
 Net realized gain on investments, futures and foreign currency transactions....      8,439        8,977
 Change in net unrealized appreciation/depreciation on investments, futures
  and foreign currency transactions ............................................      7,933        8,631
                                                                                  ---------    ---------
 Increase (decrease) in net assets from operations .............................     19,091       24,412
                                                                                  ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 1J):
  Net investment income ........................................................     (2,706)      (6,795)
  Net realized gain on investment transactions .................................     (9,006)     (18,803)
                                                                                  ---------    ---------
 Total dividends and distributions .............................................    (11,712)     (25,598)
                                                                                  ---------    ---------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued ...................................................      6,467          757
 Dividends reinvested ..........................................................      9,047       18,788
 Cost of shares redeemed .......................................................     (7,568)     (45,440)
                                                                                  ---------    ---------
 Increase (decrease) from capital share transactions ...........................      7,946      (25,895)
                                                                                  ---------    ---------
 Total increase (decrease) in net assets .......................................     15,325      (27,081)
NET ASSETS:
 Beginning of period ...........................................................    152,102      179,183
                                                                                  ---------    ---------
 End of period .................................................................  $ 167,427    $ 152,102
                                                                                  =========    =========
SHARE TRANSACTIONS:
 Issued (including shares issued for stock split) (Note 10) ....................        190           23
 Reinvested ....................................................................        271          605
 Redeemed ......................................................................       (220)      (1,349)
                                                                                  ---------    ---------
 Change in shares ..............................................................        241         (721)
                                                                                  =========    =========



--------------------------------------------------------------------------------
Chase Vista Select Funds
Statements of Changes in Net Assets For the periods indicated (unaudited) (Amounts in Thousands)

                                                                                             Chase Vista Select
                                                                                 ------------------------------------------
                                                                                                               Large Cap
                                                                                        Equity Income            Equity
                                                                                             Fund                 Fund
                                                                                 ---------------------------- ------------
                                                                                    11/01/98         Year       11/01/98
                                                                                     Through        Ended        Through
                                                                                    04/30/99       10/31/98     04/30/99
                                                                                 -------------- ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income .........................................................   $   10,758    $    27,799   $   1,290
 Net realized gain on investments, futures and foreign currency transactions....      100,247         94,651      31,847
 Change in net unrealized appreciation/depreciation on investments, futures
  and foreign currency transactions ............................................       26,258        (48,434)      1,890
                                                                                   ----------    -----------   ---------
 Increase (decrease) in net assets from operations .............................      137,263         74,016      35,027
                                                                                   ----------    -----------   ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 1J):
  Net investment income ........................................................      (11,387)       (27,135)     (1,290)
  Net realized gain on investment transactions .................................      (96,156)      (190,260)    (22,147)
                                                                                   ----------    -----------   ---------
 Total dividends and distributions .............................................     (107,543)      (217,395)    (23,437)
                                                                                   ----------    -----------   ---------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued ...................................................        6,355         34,448       7,143
 Dividends reinvested ..........................................................       94,503        176,268      20,583
 Cost of shares redeemed .......................................................      (50,318)       (99,496)    (23,479)
                                                                                   ----------    -----------   ---------
 Increase (decrease) from capital share transactions ...........................       50,540        111,220       4,247
                                                                                   ----------    -----------   ---------
 Total increase (decrease) in net assets .......................................       80,260        (32,159)     15,837
NET ASSETS:
 Beginning of period ...........................................................      922,977        955,136     176,762
                                                                                   ----------    -----------   ---------
 End of period .................................................................   $1,003,237    $   922,977   $ 192,599
                                                                                   ==========    ===========   =========
SHARE TRANSACTIONS:
 Issued (including shares issued for stock split) (Note 10) ....................       21,461            383       4,459
 Reinvested ....................................................................        3,404          2,050         574
 Redeemed ......................................................................       (1,690)        (1,089)       (604)
                                                                                   ----------    -----------   ---------
 Change in shares ..............................................................       23,175          1,344       4,429
                                                                                   ==========    ===========   =========




--------------------------------------------------------------------------------
Chase Vista Select Funds
Statements of Changes in Net Assets For the periods indicated (unaudited) (Amounts in Thousands)

                                                                                 Chase Vista
                                                                                    Select
                                                                                 -----------
                                                                                  Large Cap
                                                                                    Equity
                                                                                    Fund
                                                                                 -----------
                                                                                     Year
                                                                                    Ended
                                                                                   10/31/98
                                                                                 -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income .........................................................  $   2,680
 Net realized gain on investments, futures and foreign currency transactions....     22,116
 Change in net unrealized appreciation/depreciation on investments, futures
  and foreign currency transactions ............................................      3,890
                                                                                  ---------
 Increase (decrease) in net assets from operations .............................     28,686
                                                                                  ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 1J):
  Net investment income ........................................................     (2,679)
  Net realized gain on investment transactions .................................    (56,874)
                                                                                  ---------
 Total dividends and distributions .............................................    (59,553)
                                                                                  ---------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued ...................................................     50,467
 Dividends reinvested ..........................................................      5,957
 Cost of shares redeemed .......................................................    (35,208)
                                                                                  ---------
 Increase (decrease) from capital share transactions ...........................     21,216
                                                                                  ---------
 Total increase (decrease) in net assets .......................................     (9,651)
NET ASSETS:
 Beginning of period ...........................................................    186,413
                                                                                  ---------
 End of period .................................................................  $ 176,762
                                                                                  =========
SHARE TRANSACTIONS:
 Issued (including shares issued for stock split) (Note 10) ....................        133
 Reinvested ....................................................................         16
 Redeemed ......................................................................        (85)
                                                                                  ---------
 Change in shares ..............................................................         64
                                                                                  =========

                       See notes to financial statements.

--------------------------------------------------------------------------------


Chase Vista Select Funds
Statements of Changes in Net Assets For the periods indicated (unaudited) (continued)
(Amounts in Thousands)

                                                                                     Chase Vista Select
                                                                                  -------------------------
                                                                                          Large Cap
                                                                                         Growth Fund
                                                                                  -------------------------
                                                                                    11/01/98       Year
                                                                                     Through       Ended
                                                                                    04/30/99     10/31/98
                                                                                  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ..........................................................  $   2,708    $   6,013
 Net realized gain on investments, futures and foreign currency transactions.....     69,241       60,229
 Change in net unrealized appreciation/depreciation on investments, futures
  and foreign currency transactions .............................................    116,274       89,132
                                                                                   ---------    ---------
 Increase (decrease) in net assets from operations ..............................    188,223      155,374
                                                                                   ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 1J):
  Net investment income .........................................................     (2,701)      (6,016)
  Net realized gain on investment transactions ..................................    (60,409)     (53,497)
                                                                                   ---------    ---------
 Total dividends and distributions ..............................................    (63,110)     (59,513)
                                                                                   ---------    ---------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued ....................................................     15,326       21,848
 Dividends reinvested ...........................................................     59,002       50,838
 Cost of shares redeemed ........................................................    (41,595)     (62,723)
                                                                                   ---------    ---------
 Increase (decrease) from capital share transactions ............................     32,733        9,963
                                                                                   ---------    ---------
  Total increase (decrease) in net assets .......................................    157,846      105,824
NET ASSETS:
 Beginning of period ............................................................    653,986      548,162
                                                                                   ---------    ---------
 End of period ..................................................................  $ 811,832    $ 653,986
                                                                                   =========    =========
SHARE TRANSACTIONS:
 Issued (including shares issued for stock split) (Note 10) .....................     12,013          216
 Reinvested .....................................................................      1,540          563
 Redeemed .......................................................................       (961)        (601)
                                                                                   ---------    ---------
 Change in shares ...............................................................     12,592          178
                                                                                   =========    =========



Chase Vista Select Funds
Statements of Changes in Net Assets For the periods indicated (unaudited) (continued)
(Amounts in Thousands)

                                                                                            Chase Vista Select
                                                                                  ---------------------------------------
                                                                                                             Small Cap
                                                                                         New Growth            Value
                                                                                     Opportunities Fund         Fund
                                                                                  ------------------------- ------------
                                                                                    11/01/98       Year       11/01/98
                                                                                     Through       Ended       Through
                                                                                    04/30/99     10/31/98     04/30/99
                                                                                  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ..........................................................   $    236    $     528    $   2,649
 Net realized gain on investments, futures and foreign currency transactions.....     11,407        2,225       33,403
 Change in net unrealized appreciation/depreciation on investments, futures
  and foreign currency transactions .............................................     10,295       (3,735)       4,475
                                                                                    --------    ---------    ---------
 Increase (decrease) in net assets from operations ..............................     21,938         (982)      40,527
                                                                                    --------    ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 1J):
  Net investment income .........................................................       (240)        (507)      (2,671)
  Net realized gain on investment transactions ..................................     (2,315)      (8,400)     (20,135)
                                                                                    --------    ---------    ---------
 Total dividends and distributions ..............................................     (2,555)      (8,907)     (22,806)
                                                                                    --------    ---------    ---------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued ....................................................      1,332        8,654        8,411
 Dividends reinvested ...........................................................      2,297        7,427       19,639
 Cost of shares redeemed ........................................................     (7,993)     (10,241)     (50,962)
                                                                                    --------    ---------    ---------
 Increase (decrease) from capital share transactions ............................     (4,364)       5,840      (22,912)
                                                                                    --------    ---------    ---------
  Total increase (decrease) in net assets .......................................     15,019       (4,049)      (5,191)
NET ASSETS:
 Beginning of period ............................................................    112,326      116,375      418,357
                                                                                    --------    ---------    ---------
 End of period ..................................................................   $127,345    $ 112,326    $ 413,166
                                                                                    ========    =========    =========
SHARE TRANSACTIONS:
 Issued (including shares issued for stock split) (Note 10) .....................      3,632           13          155
 Reinvested .....................................................................         73           13          362
 Redeemed .......................................................................       (233)         (16)        (943)
                                                                                    --------    ---------    ---------
 Change in shares ...............................................................      3,472           10         (426)
                                                                                    ========    =========    =========



Chase Vista Select Funds
Statements of Changes in Net Assets For the periods indicated (unaudited) (continued)
(Amounts in Thousands)

                                                                                            Chase Vista Select
                                                                                  --------------------------------------
                                                                                   Small Cap
                                                                                      Value
                                                                                      Fund
                                                                                  ------------
                                                                                      Year       11/01/98       Year
                                                                                      Ended       Through       Ended
                                                                                    10/31/98     04/30/99     10/31/98
                                                                                  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ..........................................................  $   6,111    $   1,252    $   4,280
 Net realized gain on investments, futures and foreign currency transactions.....     20,102       14,451          843
 Change in net unrealized appreciation/depreciation on investments, futures
  and foreign currency transactions .............................................    (64,592)      15,876        9,208
                                                                                   ---------    ---------    ---------
 Increase (decrease) in net assets from operations ..............................    (38,379)      31,579       14,331
                                                                                   ---------    ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 1J):
  Net investment income .........................................................     (6,176)      (3,715)     (10,955)
  Net realized gain on investment transactions ..................................    (16,877)          --      (14,974)
                                                                                   ---------    ---------    ---------
 Total dividends and distributions ..............................................    (23,053)      (3,715)     (25,929)
                                                                                   ---------    ---------    ---------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued ....................................................     24,074        1,919       16,703
 Dividends reinvested ...........................................................     16,069           --       13,026
 Cost of shares redeemed ........................................................    (47,997)     (27,616)     (51,587)
                                                                                   ---------    ---------    ---------
 Increase (decrease) from capital share transactions ............................     (7,854)     (25,697)     (21,858)
                                                                                   ---------    ---------    ---------
  Total increase (decrease) in net assets .......................................    (69,286)       2,167      (33,456)
NET ASSETS:
 Beginning of period ............................................................    487,643      220,945      254,401
                                                                                   ---------    ---------    ---------
 End of period ..................................................................  $ 418,357    $ 223,112    $ 220,945
                                                                                   =========    =========    =========
SHARE TRANSACTIONS:
 Issued (including shares issued for stock split) (Note 10) .....................        410        6,641           94
 Reinvested .....................................................................        284           --           79
 Redeemed .......................................................................       (815)        (870)        (288)
                                                                                   ---------    ---------    ---------
 Change in shares ...............................................................       (121)       5,771         (115)
                                                                                   =========    =========    =========

Chase Vista Select Funds
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- Mutual Fund Select Group (the "Trust") was organized as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company, Effective March 16, 1998, the Vista Mutual Funds changed its name to the Chase Vista Funds. Select Balanced Fund ("CVSBF" ), Select Equity Income Fund ("CVSEIF"), Select Large Cap Equity Fund ("CVSLCEF"), Select Large Cap Growth Fund ("CVSLCGF"), Select New Growth Opportunities Fund ("CVSNGOF"), Select Small Cap Value Fund ("CVSSCVF"), and Select International Equity Fund ("CVSIEF"), collectively, the "Funds", are separate series of The Trust.

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Valuation of investments -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase agreements -- It is the Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

   C. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

   The Funds other than CVSIEF invest in stock index futures contracts for the purpose of hedging the Fund against share price volatility, which purpose may or may not be achieved. When the Fund is not fully invested in the securities market, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase.

Chase Vista Select Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

   Index futures contracts are used to control the asset mix of CVSIEF portfolio in the most efficient manner, allowing the fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

   Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the futures contracts.

   Use of short futures contracts subjects the Fund to unlimited risk of loss.

   The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

   At April 30, 1999, the Funds had open futures contracts as shown on the Fund's Portfolio of Investments.

   D. Written options -- When a Fund writes an option on a futures contract, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

   The Funds may write options on stock index securities futures. These options are settled for cash and subject the Fund to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

   At April 30, 1999, the Funds had no outstanding written options.

   E. Forward Foreign Currency Exchange Contracts -- The CVSIEF may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Fund against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the CVSIEF records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The CVSIEF is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

   F. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   G. Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis.

    1. Market value of investment securities and other assets and liabilities: at the closing rate of exchange at the balance sheet date.

Chase Vista Select Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

    2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held during the year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on security transactions.

   Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

   H. Organization costs -- Organization and initial registration costs incurred (prior to June 1998) in connection with establishing the Funds have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning at the commencement of operations of each Fund.

   I. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Trust intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

   J. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

   K. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis.

2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate investment advisory agreements, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to the Funds. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.50% for CVSBF, 0.40% for CVSEIF, CVSLCEF, and CVSLCGF, 0.65% for CVSNGOF and CVSSCVF, and 1.00% for CVSIEF of the average daily net assets. The Advisor voluntarily waived all of its fees.

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Fund, with the exception of CVSIEF, pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory

Chase Vista Select Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

   fee, at an annual rate equal to 0.25% for CVSBF, 0.20% for CVSEIF, CVSLCEF and CVSLCGF, and 0.30% for CVSNGOF and CVSSCVF of average daily net assets.

   CAM London, a registered investment advisor is the sub-investment advisor for CVSIEF pursuant to a Sub-Investment Advisory Agreement with Chase and is paid a fee by Chase from its advisory fee at an annual rate equal to 0.50% of the CVSIEF's average daily net assets.

   B. Sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor" or "VFD"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

   The Distributor voluntarily waived sub-administration fees as of April 30, 1999, as follows (in thousands): CVSBF, $38; CVSEIF, $226; CVSLCEF, $45; CVSLCGF, $175; CVSNGOF, $29; CVSSCVF, $101; CVSIEF, $56.

   C. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from the Funds a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets. The Administrator voluntarily waived all of the administration fees.

   D. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

   Chase provides portfolio accounting and custody services for the Funds. Compensation for such services are presented in the Statement of Operations as custodian fees. Chase voluntarily waived all custodian fees for the six months ended April 30, 1999. The Distributor voluntarily reimbursed expenses of the Funds in the amounts as shown on the Statement of Operations.

3. Investment Transactions -- For the six months ended April 30, 1999, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):


                                  CVSBF        CVSEIF      CVSLCEF      CVSLCGF
                               ----------   -----------   ---------   -----------
Purchases (excluding
  U.S. Government) .........   $27,361      $772,590      $68,764     $165,844
Sales (excluding
  U.S. Government) .........    36,042       813,412       86,997      192,748
Purchases of
  U.S. Government ..........    63,210            --           --           --
Sales of
  U.S. Government ..........    49,415            --           --           --


                                               CVSNGOF     CVSSCVF       CVSIEF
                                              ---------   ---------   -----------
Purchases (excluding
  U.S. Government) .........                  $38,976     $23,071     $175,430
Sales (excluding
  U.S. Government) .........                   46,339       4,040      168,764
Purchases of
  U.S. Government ..........                       --          --           --
Sales of
  U.S. Government ..........                       --          --           --

Chase Vista Select Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Federal Income Tax Matters -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 1999 are as follows (in thousands):


                              CVSBF         CVSEIF       CVSLCEF       CVSLCGF
                           -----------   -----------   -----------   -----------
Aggregate cost .........   $113,500      $854,434      $137,069       $387,221
                           --------      --------      --------       --------
Gross unrealized
  appreciation .........   $56,273       $179,194      $57,291        $432,761
Gross unrealized
  depreciation .........      (907)       (14,562)      (3,020)         (5,526)
                           --------      --------      --------       --------
Net unrealized
  appreciation .........   $55,366       $164,632      $54,271        $427,235
                           ========      ========      ========       ========


                                            CVSNGOF       CVSSCVF        CVSIEF
                                          -----------   -----------   ----------
Aggregate cost .........                  $90,363       $267,265      $185,069
                                          -------       --------      --------
Gross unrealized
  appreciation .........                  $43,208       $171,604      $35,258
Gross unrealized
  depreciation .........                   (4,208)       (25,782)      (8,447)
                                          -------       --------      --------
Net unrealized
  appreciation .........                  $39,000       $145,822      $26,811
                                          =======       ========      ========

Chase Vista Select Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Retirement Plan -- The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended April 30, 1999, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, in the Statement of Assets and Liabilities were as follows (in thousands):



                      Pension     Accrued Pension
                     Expenses        Liability
                    ----------   ----------------
CVSBF ...........       $1              $ 9
CVSEIF ..........        8               49
CVSLCEF .........        2               10
CVSLCGF .........        6               31
CVSNGOF .........        1                7
CVSSCVF .........        4               24
CVSIEF ..........        2               13

6. Open Forward Foreign Currency Contracts -- The following forward foreign currency contracts were held by the Funds at April 30, 1999 (in thousands):



                              International Equity Fund
--------------------------------------------------------------------------------------
            Contract                      Contract
             Amount                        Amount                          Unrealized
           Purchased/                       Sold            Settlement     Gain/(Loss)
             (Sold)                     (Purchased)            Date            USD
---------------------------------   --------------------   ------------   ------------
Unrealized Gain
---------------
2,830,950                   JPY        22,500      ECU         8/5/99       $     82
1,300,000                   JPY        10,176      ECU        5/13/99            135
                                                                            --------
                                                                            $    217
                                                                            ========
Unrealized Loss
---------------
    9,803                   ECU     1,300,000      JPY        5/13/99       $   (531)
    9,988                   ECU         6,810      GBP         6/8/99           (365)
   10,720                   USD     1,299,296      JPY         6/8/99           (223)
1,300,000                   JPY        11,029      USD         6/8/99            (79)
                                                                            --------
                                                                            $ (1,198)
                                                                            ========

ECU - Euro Currency
GBP - Great Britain Pound
JPY - Japanese Yen
USD - United States Dollars

Chase Vista Select Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Foreign Cash Positions

                                           International Equity Fund
                               -------------------------------------------------
                                 Delivery                                Net
                                  Value                   Market     Unrealized
                                  (Local        Cost       Value     Gain (Loss)
          Currency              Currency)      (USD)       (USD)        (USD)
----------------------------   -----------   ---------   --------   ------------
Austrian Schilling .........         5       $    3      $    3          $--
European Currency
  (Euro) ...................     1,450        1,539       1,535            (4)
Hong Kong Dollar ...........         2           --          --          --
Japanese Yen ...............   131,234        1,101       1,099            (2)
Malaysian Ringgit ..........        49           12          10            (2)
Philippines Peso ...........       732           17          19           2
Singapore Dollar ...........         2            1           1          --
Swedish Krona ..............        51            6           6          --
Swiss Franc ................       135           90          88            (2)
Thai Baht ..................        30            1           1          --
United Kingdom
  Sterling .................        48           78          78          --
                                             ------      ------          ----
                                             $2,848      $2,840         ($8)
                                             ======      ======          ====

8. Bank Borrowings --The Funds may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.35%. The Funds also pay a commitment fee of 0.075% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Funds had no borrowings outstanding at April 30, 1999, nor at any point during the year.

9. Concentrations-- At April 30, 1999, substantially all of the net assets of CVSIEF consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 1999, CVSIEF invested approximately 21.6% of its net assets in issuers in the United Kingdom. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

10. Subsequent Events-- Effective November 20, 1998, the following Chase Vista Select Funds underwent a split of shares:



Fund:         Split Ratio:
-----------   ----------------
  CVSEIF       3 shares for 1
  CVSIEF       6 shares for 1
  CVLCEF      11 shares for 1
  CVLCGF       3 shares for 1
  CVSNGOF     20 shares for 1

Net assets of the Funds and values of each shareholder account were unaffected by the split.

Chase Vista Select Funds
Financial Highlights (unaudited)
--------------------------------------------------------------------------------

                                                                                     Chase Vista Select
                                                                        --------------------------------------------
                                                                                                            Equity
                                                                                                            Income
                                                                                  Balanced Fund            Fund (1)
                                                                        --------------------------------- ----------
                                                                         11/01/98     Year     01/01/97*   11/01/98
                                                                          Through     Ended     Through     Through
                                                                         04/30/99   10/31/98    10/31/97   04/30/99
                                                                        ---------- ---------- ----------- ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period ..................................  $ 33.53    $ 34.08    $ 30.62     $ 28.89
                                                                         -------    -------    -------     -------
 Income from Investment Operations:
  Net Investment Income ...............................................     0.60       1.32       1.17        0.39
  Net Gains or Losses in Securities (both realized and unrealized)          3.52       3.05       3.46        3.82
                                                                         -------    -------    -------     -------
   Total From Investment Operations ...................................     4.12       4.37       4.63        4.21
                                                                         -------    -------    -------     -------
 Distributions to Shareholders from:
  Dividends from Net Investment Income ................................     0.60       1.31       1.17        0.41
  Distributions from Capital Gains ....................................     2.01       3.61          --       3.03
                                                                         -------    -------    --------    -------
   Total dividends and distributions ..................................     2.61       4.92       1.17        3.44
                                                                         -------    -------    --------    -------
Net Asset Value, End of Period ........................................  $ 35.04    $ 33.53    $ 34.08     $ 29.66
                                                                         =======    =======    ========    =======
Total Return ..........................................................    12.64%     14.28%     15.36%      15.19%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) ..............................  $   167   $    152   $    179    $  1,003
Ratios to Average Net Assets:#
 Expenses .............................................................     0.04%      0.03%      0.03%       0.03%
 Net Investment Income ................................................     3.32%      3.98%      4.29%       2.20%
 Expenses without waivers and assumption of expenses ..................     0.74%      0.75%      0.72%       0.59%
 Net investment income without waivers and assumption
  of expenses .........................................................     2.62%      3.26%      3.60%       1.64%
Portfolio Turnover Rate ...............................................       57%        50%       131%         84%



                            Chase Vista Select Funds
                       Financial Highlights (unaudited)

                                                                                          Chase Vista Select
                                                                        -------------------------------------------------------
                                                                                               Large Cap Equity Fund
                                                                        Equity Income Fund (1)          (1)
                                                                        ---------------------- ---------------------
                                                                           Year     01/01/97*   11/01/98     Year     01/01/97*
                                                                           Ended     Through     Through     Ended     Through
                                                                         10/31/98    10/31/97   04/30/99   10/31/98   10/31/97
                                                                        ---------- ----------- ---------- ---------- ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period ..................................  $ 34.22    $ 28.32     $ 37.52    $ 46.58    $ 37.22
                                                                         -------    -------     -------    -------    -------
 Income from Investment Operations:
  Net Investment Income ...............................................     0.85       0.79        0.38       0.56       0.59
  Net Gains or Losses in Securities (both realized and unrealized)          1.50       5.90        6.91       5.27       9.36
                                                                         -------    -------     -------    -------    -------
   Total From Investment Operations ...................................     2.35       6.69        7.29       5.83       9.95
                                                                         -------    -------     -------    -------    -------
 Distributions to Shareholders from:
  Dividends from Net Investment Income ................................     0.83       0.79        0.38       0.56       0.59
  Distributions from Capital Gains ....................................     6.85          --       4.77      14.33          --
                                                                         -------    --------    -------    -------    --------
   Total dividends and distributions ..................................     7.68       0.79        5.15      14.89       0.59
                                                                         -------    --------    -------    -------    --------
Net Asset Value, End of Period ........................................  $ 28.89    $ 34.22     $ 39.66    $ 37.52    $ 46.58
                                                                         =======    ========    =======    =======    ========
Total Return ..........................................................     7.62%     23.78%      20.61%     16.58%     26.89%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) ..............................  $   923   $    955    $    193   $    177   $    186
Ratios to Average Net Assets:#
 Expenses .............................................................     0.03%      0.03%       0.05%      0.03%      0.03%
 Net Investment Income ................................................     2.85%      2.97%       1.36%      1.46%      1.66%
 Expenses without waivers and assumption of expenses ..................     0.59%      0.59%       0.65%      0.65%      0.58%
 Net investment income without waivers and assumption
  of expenses .........................................................     2.29%      2.41%       0.76%      0.86%      1.11%
Portfolio Turnover Rate ...............................................      148%        73%         38%        56%        54%

-------
* Commencement of Operations.
# Short periods have been annualized.
(1) On November 20, 1998, the Fund underwent a split of shares, see Note 11. Prior period's have been restated to reflect the split.

                       See notes to financial statements.

Chase Vista Select Funds
Financial Highlights (unaudited)
--------------------------------------------------------------------------------

                                                                          Chase Vista Select
                                                                   ---------------------------------
                                                                       Large Cap Growth Fund (1)
                                                                   ---------------------------------
                                                                    11/01/98     Year     01/01/97*
                                                                     Through     Ended     Through
                                                                    04/30/99   10/31/98    10/31/97
                                                                   ---------- ---------- -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period .............................  $ 37.36    $ 32.30    $ 26.01
                                                                    -------    -------    -------
 Income from Investment Operations:
  Net Investment Income ..........................................     0.15       0.34       0.28
  Net Gains or Losses in Securities (both realized and unrealized)    10.18       8.23       6.29
                                                                    -------    -------    -------
   Total From Investment Operations ..............................    10.33       8.57       6.57
                                                                    -------    -------    -------
 Distributions to Shareholders from:
  Dividends from Net Investment Income ...........................     0.15       0.34       0.28
  Distributions from Capital Gains ...............................     3.48       3.17          --
                                                                    -------    -------    --------
   Total dividends and distributions .............................     3.63       3.51       0.28
                                                                    -------    -------    --------
Net Asset Value, End of Period ...................................  $ 44.06    $ 37.36    $ 32.30
                                                                    =======    =======    ========
Total Return .....................................................    29.12%     29.12%     25.32%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) .........................  $   811   $    654   $    548
Ratios to Average Net Assets:#
 Expenses ........................................................     0.03%      0.02%      0.02%
 Net Investment Income ...........................................     0.71%      0.98%      1.12%
 Expenses without waivers and assumption of expenses .............     0.59%      0.60%      0.60%
 Net investment income without waivers and assumption
  of expenses ....................................................     0.15%      0.40%      0.54%
Portfolio Turnover Rate ..........................................       22%        22%        36%



Chase Vista Select Funds
Financial Highlights (unaudited)
--------------------------------------------------------------------------------

                                                                             Chase Vista Select
                                                                   --------------------------------------
                                                                     New Growth Opportunities Fund (1)
                                                                   --------------------------------------
                                                                     11/01/98       Year       01/01/97*
                                                                      Through       Ended       Through
                                                                     04/30/99     10/31/98     10/31/97
                                                                   ------------ ------------ ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period .............................   $  29.63     $  32.39     $  28.58
                                                                     --------     --------     --------
 Income from Investment Operations:
  Net Investment Income ..........................................       0.06         0.14         0.15
  Net Gains or Losses in Securities (both realized and unrealized)       5.75       ( 0.42)        3.80
                                                                     --------     --------     --------
   Total From Investment Operations ..............................       5.81       ( 0.28)        3.95
                                                                     --------     --------     --------
 Distributions to Shareholders from:
  Dividends from Net Investment Income ...........................       0.06         0.13         0.14
  Distributions from Capital Gains ...............................       0.61         2.35           --
                                                                     --------     --------     --------
   Total dividends and distributions .............................       0.67         2.48         0.14
                                                                     --------     --------     --------
Net Asset Value, End of Period ...................................   $  34.77     $  29.63     $  32.39
                                                                     ========     ========     ========
Total Return .....................................................      19.82%      ( 0.70%)      13.90%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) .........................   $    127     $    112     $    116
Ratios to Average Net Assets:#
 Expenses ........................................................       0.07%        0.08%        0.80%
 Net Investment Income ...........................................       0.38%        0.43%        0.57%
 Expenses without waivers and assumption of expenses .............       0.93%        0.94%        0.92%
 Net investment income without waivers and assumption
  of expenses ....................................................      (0.48%)      (0.43%)      (0.27%)
Portfolio Turnover Rate ..........................................         33%          67%          50%

-------
* Commencement of Operations.
# Short periods have been annualized.
(1) On November 20, 1998, the Fund underwent a split of shares, see Note 11. Prior period's have been restated to reflect the split.

                       See notes to financial statements.

Chase Vista Select Funds
Financial Highlights (unaudited)
--------------------------------------------------------------------------------

                                                                           Chase Vista Select
                                                                   -----------------------------------
                                                                          Small Cap Value Fund
                                                                   -----------------------------------
                                                                    11/01/98      Year      01/01/97*
                                                                     Through      Ended      Through
                                                                    04/30/99    10/31/98     10/31/97
                                                                   ---------- ------------ -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period .............................  $ 52.73     $  60.54    $ 51.87
                                                                    -------     --------    -------
 Income from Investment Operations:
  Net Investment Income ..........................................     0.34         0.74       0.57
  Net Gains or Losses in Securities (both realized and unrealized)     4.87       ( 5.72)      8.62
                                                                    -------     --------    -------
   Total From Investment Operations ..............................     5.21       ( 4.98)      9.19
                                                                    -------     --------    -------
 Distributions to Shareholders from:
  Dividends from Net Investment Income ...........................     0.34         0.75       0.52
  Distributions from Capital Gains ...............................     2.57         2.08          --
                                                                    -------     --------    --------
   Total dividends and distributions .............................     2.91         2.83       0.52
                                                                    -------     --------    --------
Net Asset Value, End of Period ...................................  $ 55.03     $  52.73    $ 60.54
                                                                    =======     ========    ========
Total Return .....................................................      9.99%     ( 8.53%)     17.80%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) .........................  $    413    $    418    $    488
Ratios to Average Net Assets:#
 Expenses ........................................................      0.03%       0.02%       0.02%
 Net Investment Income ...........................................      1.24%       1.28%       1.26%
 Expenses without waivers and assumption of expenses .............      0.85%       0.85%       0.85%
 Net investment income without waivers and assumption
  of expenses ....................................................      0.42%       0.45%       0.43%
Portfolio Turnover Rate ..........................................         1%          6%          8%



Chase Vista Select Funds
Financial Highlights (unaudited)

                                                                           Chase Vista Select
                                                                   ----------------------------------
                                                                     International Equity Fund (1)
                                                                   ----------------------------------
                                                                     11/01/98      Year     01/01/97*
                                                                      Through      Ended     Through
                                                                     04/30/99    10/31/98   10/31/97
                                                                   ------------ ---------- ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period .............................   $  27.79    $ 29.45    $ 28.64
                                                                     --------    -------    -------
 Income from Investment Operations:
  Net Investment Income ..........................................       0.16       0.41       0.44
  Net Gains or Losses in Securities (both realized and unrealized)       3.98       0.90       0.77
                                                                     --------    -------    -------
   Total From Investment Operations ..............................       4.14       1.31       1.21
                                                                     --------    -------    -------
 Distributions to Shareholders from:
  Dividends from Net Investment Income ...........................       0.49       1.24       0.40
  Distributions from Capital Gains ...............................         --       1.73          --
                                                                     --------    -------    --------
   Total dividends and distributions .............................       0.49       2.97       0.40
                                                                     --------    -------    --------
Net Asset Value, End of Period ...................................   $  31.44    $ 27.79    $ 29.45
                                                                     ========    =======    ========
Total Return .....................................................      14.97%      4.80%      4.15%
Ratios/Supplemental Data:
 Net Assets, End of Period (in millions) .........................   $    223    $   221   $    254
Ratios to Average Net Assets:#
 Expenses ........................................................       0.05%      0.05%      0.07%
 Net Investment Income ...........................................       1.11%      1.71%      1.66%
 Expenses without waivers and assumption of expenses .............       1.33%      1.34%      1.27%
 Net investment income without waivers and assumption
  of expenses ....................................................      (0.17%)     0.42%      0.46%
Portfolio Turnover Rate ..........................................         80%       150%       141%

-------
* Commencement of Operations.
# Short periods have been annualized.
(1) On November 20, 1998, the Fund underwent a split of shares, see Note 11. Prior period's have been restated to reflect the split.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

CHASE VISTA SELECT EQUITY FUNDS SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------

Investment Adviser, Administrator,
Shareholder and Fund Servicing
Agent and Custodian
The Chase Manhattan Bank

Distributor
Vista Fund Distributors, Inc.

Transfer Agent
DST Systems, Inc.

Legal Counsel
Simpson Thacher & Bartlett

Independent Accountants
Price WaterhouseCoopers LLP


Chase Vista Funds are distributed by
Vista Fund Distributors, Inc., which is
inaffiliated with The Chase Manhattan
Bank. Chase and its respective affiliates receive compensation from Chase Vista
Funds for providing investment
advisory and other services.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this
report has been taken from the
books and records of the funds
without examination by independent
accountants, who express no
opinion thereto.

To obtain a prospectus for any
of the Chase Vista Funds, call
1-800-34-VISTA. The prospectus
contains more complete information,
including charges and expenses.
Please read it carefully before you
invest or send money.


[copyright] The Chase Manhattan Corporation, 1999, 2000. All Rights Reserved. June 1999

[CHASE VISTA FUNDS LOGO]

Chase Vista Funds Fullfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039